                                 SCHEDULE 14C
                                (Rule 14c-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                           SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934


Check the appropriate box:

[_] Preliminary information statement    [_] Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14c-5(d)(2))

[X] Definitive information statement

                        Homefree Village Resorts, Inc.
                            Homefree Investors L.P.
              ---------------------------------------------------
                (Names of Registrants as Specified in Charters)

       Payment of Filing Fee (Check the appropriate box):

       [_] $125 per Exchange Act Rules 011(c)(ii), or 14c-5(g)

       [X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1) Title of each class of securities to which transaction applies:

       Common Stock, $.001 Par Value; Assignee Limited Partnership Interests
--------------------------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

       4,158,694 shares of Common Stock; 4,158,694 Assignee
--------------------------------------------------------------------------------
       Limited Partnership Interests
--------------------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     $0.05 per unit, each unit consisting of one share of Common Stock of Homefree Village Resorts, Inc. (the "Corporation") and one Assignee Limited Partnership Interest of Homefree Investors L.P. (the "Partnership, and together with the Corporation, the "Company"). The shares of Common Stock of the Corporation and the Assignee Limited Partnership Interests of the Partnership are "paired" on a one-for-one basis and may only be transferred in units consisting of one share of Common Stock and one Assignee Limited Partnership Interest. The Company proposes to pay $0.05 per share of Common Stock and "paired" Assignee Limited Partnership Interest in lieu of the issuance of fractional shares of Common Stock to persons who would hold less than one whole share of Common Stock after the proposed reverse stock split described in the information statement, and to other stockholders who desire to liquidate their investment in the Company. The filing fee of $42 represents one-50th of one percent of the maximum aggregate value (approximately $208,000) of the fractional shares that may be repurchased by the Company on this basis.
--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     Approximately $208,000 (see the preceding Item 3).
--------------------------------------------------------------------------------

     (5) Total fee paid:

     $42
--------------------------------------------------------------------------------

     [_] Fee paid previously with preliminary materials

     [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     $42
--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     Schedule 13E-3
--------------------------------------------------------------------------------

     (3) Filing Party:

     Homefree Village Resorts, Inc./Homefree Investors L.P.
--------------------------------------------------------------------------------

     (4) Date Filed:

     March 25, 1996
--------------------------------------------------------------------------------

Item 1.  Information Required by Items of Schedule 14A.

     The following cross-references indicate where the information required by the Items of Schedule 14A may be found in the Information Statement:

Schedule 14A Item No.                               Location in Information Statement
--------------------                                ---------------------------------

Item 1.  Date, Time and Place Information.          Not applicable.

Item 2.  Revocability of Proxy.                     Not applicable.

Item 3.  Dissenters' Rights of Appraisal.           "Special Factors--Lack of Appraisal Rights."
                                                    (Pages 30, 31 )
Item 4.  Persons Making the Solicitation.           Cover page of Information Statement.

Item 5.  Interest of Certain Persons in             Not applicable.
Matters to be Voted Upon.

Item 6.  Voting Securities and Principal            "Security Ownership of Certain Beneficial Owners
Holders Thereof.                                    and Management."  (Page 34)

Item 7.  Directors and Executive Officers.          Not applicable.

Item 8.  Compensation of Directors and              Not applicable.
Executive Officers.

Item 9.  Independent Public Accountants.            Not applicable.

Item 10.  Compensation Plans.                       Not applicable.

Item 11.  Authorization or Issuance of              Not applicable.
Securities Otherwise Than for Exchange.

Item 12.  Modification or Exchange of               Not applicable.
Securities.

Item 13.  Financial and Other Information.          "Financial Information."  (Page S-1 )



Schedule 14A Item No.                               Location in Information Statement
--------------------                                ---------------------------------
Item 15.  Acquisition or Disposition                Not applicable.
of Property.

Item 16.  Restatement of Accounts.                  Not applicable.

Item 17.  Action With Respect to Reports.           Not applicable.

Item 18.  Matters Not Required to be                Not applicable.
Submitted.

Item 19.  Amendment of Charter, By-Laws, or         Not applicable.
Other Documents.

Item 20.  Other proposed action.                    Special Factors.  (Pages 12-30)

Item 21.  Voting Procedures.                        "Special Factors--Further Stockholder
                                                    Approval Not Required." (Page 30)

Item 22.  Information Required in Investment        Not applicable.
Company Proxy Statements.


Item 2.  Statement that Proxies are not Solicited.

          See cover page of Information Statement.

Item 3. Interest of Certain Persons in or in Opposition to Matters to be Acted Upon.

          Not applicable.

Item 4.  Proposals from Security Holders.

          Not applicable.

                         HOMEFREE VILLAGE RESORTS, INC.
                            HOMEFREE INVESTORS L.P.
                     1400 S. Colorado Boulevard, Suite 410
                            Denver, Colorado  80222


                        NOTICE REGARDING ONE-FOR-100,000
                            REVERSE STOCK SPLIT AND
                              RELATED TRANSACTIONS


To all Stockholders:

     NOTICE IS HEREBY GIVEN that on March 26, 1997, the Board of Directors of Homefree Village Resorts, Inc. (the "Company") approved a proposal authorizing:

          (1) An amendment to the Company's Certificate of Incorporation effecting a one-for-100,000 reverse stock split of the Company's existing Common Stock, $0.001 value per share ("Old Common Stock"), reducing the authorized number of shares of common stock from 15,000,000 shares to 10,000 shares ("New Common Stock"); and

          (2) The payment of cash in the amount of $0.05 per share of Old Common Stock in lieu of the issuance of fractional shares of New Common Stock to persons who would hold less than one full share of New Common Stock after consummation of the proposed reverse stock split (together with the amendment described in the preceding paragraph, the "Reverse Stock Split").

     The Reverse Stock Split has been approved by the written consent of Craig
M. Bollman, Jr., the Company's majority stockholder. Such consent is sufficient to approve the Reverse Stock Split under the Delaware General Corporation Law, and no other vote or consent of stockholders is required or will be sought in connection with the Reverse Stock Split. ACCORDINGLY, THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

     The Reverse Stock Split became effective upon filing on March 27, 1997 of a certificate of amendment to the certificate of incorporation of the Company with the Secretary of State of Delaware. As a result, it is anticipated that the Company will have fewer than 300 stockholders, and accordingly, will cease to file certain reports with the Securities and Exchange Commission, as more fully described in the accompanying Information Statement.

     You are urged to read carefully the accompanying Information Statement and other disclosure documents in their entirety for important information with respect to the Reverse Stock Split.


                              HOMEFREE VILLAGE RESORTS, INC.

Dated April 9, 1997          By authority of the Board of
Directors



                              By:   /s/ Craig M. Bollman, Jr.
                                    -------------------------
                                    Craig M. Bollman, Jr.
                                    Chairman and President

                              HOMEFREE INVESTORS L.P.

Dated   April 9, 1997             By Homefree General Partners,
                                its General Partner
                              By Homefree Village Resorts, Inc.,
                                a General Partner


                              By:   /s/ Craig M. Bollman, Jr.
                                    -------------------------
                                    Craig M. Bollman, Jr.
                                    President


THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION OR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         Stockholders Should Carefully Read This Information Statement
               and the Accompanying  Materials in their Entirety
                     Before Making any Investment Decision.


                             INFORMATION STATEMENT
                                 REGARDING THE
                      ONE-FOR-100,000 REVERSE STOCK SPLIT
                           AND RELATED TRANSACTIONS
                                      BY
                        HOMEFREE VILLAGE RESORTS, INC.,
                            HOMEFREE INVESTORS L.P.
                                      AND
                             CRAIG M. BOLLMAN, JR.


     This Information Statement and the accompanying materials are being provided by Homefree Village Resorts, Inc. (the "Company") to its stockholders in connection with a one-for-100,000 reverse stock split (the "Reverse Stock Split") approved by the Company's Board of Directors on March 12, 1996 and confirmed on September 7, 1996 and March 26, 1997. The Reverse Stock Split has been approved by the written consent of Craig M. Bollman, Jr., the Company's majority stockholder, and became effective upon filing on March 27, 1997 of a certificate of amendment to the certificate of incorporation of the Company with the Secretary of State of Delaware. This Information Statement and such accompanying materials are being sent to stockholders on or about April 9, 1997.

     The Company will bear all of the costs of the preparation and dissemination of this Information Statement and the accompanying materials, which are estimated to be approximately $50,000. No consideration has been or will be paid to any officer, director, or employee of the Company in connection with the Reverse Stock Split or the preparation and dissemination of this Information Statement and the accompanying materials or otherwise in connection with the Reverse Stock Split.

     The Company is not asking stockholders for a proxy and stockholders are not to send the Company a proxy.

THIS TRANSACTION HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTION NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

     As a result of the Reverse Stock Split, the Company will no longer be subject to registration under the Securities and Exchange Act of 1934 and therefore will not be a reporting company with respect to its stockholders.

     The Reverse Stock Split will result in stockholders owning less than 100,000 shares of Common Stock receiving $.05 for each share of common stock (including the paired limited partnership interest) that such stockholders own.

     Shareholders must hold at least 100,000 shares of common stock in order to receive one full share of common stock after the Reverse Stock Split. Shareholders will receive the same number of paired limited partnership interests as they would receive shares of common stock after the Reverse Stock Split.

     Mr. Bollman also owns all the shares of stock of Bollman Associates, Inc., a co-general partner of Homefree Investors L.P. (the "Partnership"), and therefore Bollman Associates, Inc. will also be deemed to be an affiliate of the Company. The principal business address of Mr. Bollman, a U.S. Citizen, Bollman Associates, Inc., the Partnership and the Company is 1400 S. Colorado Boulevard, Suite 410, Denver, Colorado 80222.

     Correspondence with respect to the Reverse Stock Split should be addressed to the Secretary of the Company at the Company's principal executive office at 1400 S. Colorado Boulevard, Suite 410, Denver, Colorado 80222.

                               TABLE OF CONTENTS


                                                                        Page
                                                                        ----

SUMMARY OF THE REVERSE STOCK SPLIT......................................   4

SPECIAL FACTORS
  The Company...........................................................  12
  The Reverse Stock Split...............................................  19
  Reasons for the Reverse Stock Split...................................  20
  Fairness of the Reverse Stock Split ..................................  24
  Conflicts of Interest.................................................  28
  Conduct of the Company's Business
    after the Reverse Stock Split.......................................  29
  Further Stockholder Approval Not Required.............................  30
  Lack of Appraisal Rights..............................................  30
  Postponement or Abandonment...........................................  31
  Effective Time........................................................  31
  Exchange of Stock Certificates;
    Cash Payments in Lieu of Shares.....................................  31
  Financing of the Reverse Stock Split..................................  32
  Certain Federal Income Tax Consequences...............................  32

SECURITY OWNERSHIP OF CERTAIN
 BENEFICIAL OWNERS AND MANAGEMENT.......................................  34

FINANCIAL INFORMATION...................................................  35

OTHER INFORMATION;
 DOCUMENTS INCORPORATED BY REFERENCE....................................  35

                       SUMMARY OF THE REVERSE STOCK SPLIT
                            AND RELATED TRANSACTIONS


     The following is a summary of certain information set forth in greater detail elsewhere in this Information Statement. It does not purport to be complete, and is qualified in its entirety by the more detailed information set forth elsewhere in this Information Statement.


The Company

     Homefree Village Resorts, Inc. (the "Company") is a Delaware corporation. Homefree Investors L.P. (the "Partnership") is a Delaware limited partnership formed by the Company in 1987 and which has not commenced operations and has no assets or properties. The shares of common stock, $0.001 par value per share, of the Company, and the assignee limited partnership interests, $0.001 par value per unit, of the Partnership, are "paired" on a one-for-one basis and may only be transferred in units consisting of one share of common stock of the Company and one unit of assignee limited partnership interest in the Partnership. Assignee limited partnership interests may not be traded separately from the paired common stock. As of March 27, 1997, the Company had outstanding [10,483,982] shares of common stock and an equal number of "paired" assignee limited partnership units, which were held of record by approximately [555] holders. Unless expressly otherwise stated, or unless the context requires otherwise, references in this Information Statement to the Company include the Company's wholly owned subsidiary, Resortparks of America, Inc., and the Partnership, and references to shares of the Company's common stock include the assignee limited partnership interests in the Partnership that are paired with such shares.

     Craig M. Bollman, Jr. is the Chairman of the Board of Directors and President of the Company, and owns in his own name 6,325,288 shares (60.3%) of the Common Stock of the Company. He has been associated on a full time basis with the Company and a predecessor since 1974. Mr. Bollman, as controlling stockholder of the Company, and Bollman Associates, Inc., will be deemed to be an affiliate of the Company. Mr. Bollman and Bollman Associates, Inc. have adopted the Company's Board of Directors' analysis in this Statement as if it were their analysis.

     The Company is engaged primarily in the development and operation of adult recreational communities containing rental sites for manufactured homes and recreational homes. In recent years, the Company has also focused on the development of recreational resort communities in Mesa, Arizona that offer extensive recreational facilities and social activities designed to appeal to active pre-retirement and retirement age people. The Company operates and has interests in one community containing a total of approximately 832 rental sites located in Arizona. The Company also has interests in two communities containing approximately 2,300 rental sites located in Arizona. The Company has interests in such communities through Aristek Properties, Ltd., and Aristek Western Properties Limited Partnership, in which the Company is the general partner. The Company's objectives are to create and participate, through such partnerships, in the cash flow from these communities and to share in appreciation in the value of such properties. The Company also receives income from development, management, and administrative services.

     See "Special Factors -- The Company."


The Reverse Stock Split

     On March 12, 1996 and confirmed on September 7, 1996 and March 26, 1997, the Company's Board of Directors approved a proposal authorizing:

          (1) An amendment to the Company's Certificate of Incorporation effecting a one-for-100,000 reverse stock split of the Company's existing Common Stock, $0.001 par value per share ("Old Common Stock"), reducing the authorized number of shares of common stock from 15,000,000 shares to 10,000 shares ("New Common Stock"); and

          (2) The payment of cash in the amount of $0.05 per share of Old Common Stock in lieu of the issuance of fractional shares of New Common Stock to persons who would hold less than one full share of New Common Stock after the proposed reverse stock split, (together with the amendment described in the preceding paragraph, the "Reverse Stock Split").

Reasons for the Reverse Stock Split

     The Company authorized the Reverse Stock Split in order to "go private," i.e., to reduce the number of its record stockholders to less than 300, which would permit the Company to discontinue the registration of its Common Stock under the Securities Exchange Act of 1934 (the "Exchange Act"). The Board of Directors believes that neither the Company nor its stockholders derive any material benefit from the continued registration of the Company's Common Stock under the Exchange Act. The Company incurs significant direct and indirect costs, however, as a result of the requirement that it comply with the filing and reporting requirements applicable to public companies. Accordingly, the Board of Directors believes that the continued expense and burden to the Company of continued registration, including the requirement to file annual and quarterly reports, proxy statements, and other documents with the SEC, significantly outweigh any benefits to the Company or its stockholders as a result of such registration. Further, since the Common Stock is rarely traded and the Company has not been profitable, the Company does not believe that it can raise funds in the public market, make acquisitions with its stock, or otherwise avail itself of advantages of a public company. The Board of Directors has determined that the Reverse Stock Split is the most expeditious and efficient method of changing the Company's status from that of a publicly held reporting company to that of a privately held non-reporting company.

     In making this determination, the Board of Directors considered other means of achieving this result, but rejected these alternatives because the Board of Directors believed that the Reverse Stock Split would be simpler and less costly. These alternatives were:

     (a) A tender offer at the same $.05 price per share, but the Board believed it would not result in sufficient number of shares being tendered so as to accomplish the going private objective. Most of the Company's stockholders hold very small lots which have small value and it was unlikely that many stockholders would affirmatively act to tender their shares due to the small amount of proceeds which they would receive

     (b) A purchase of shares in the open market. Although the last reported prices were below $.05 per share, there was nominal trading activity in the Company's shares and therefore, it would be highly unlikely that sufficient shares could be acquired by the Company; and

     (c) A statutory merger into a new company, but this procedure would not only involve the same issues as the Reverse Stock Split, but also the possibility of a costly appraisal process which the Company could not afford. Moreover, these added costs would only reduce further the amount of Company assets available to be paid to stockholder.

Fairness of the Reverse Stock Split

     The Board of Directors has fully reviewed and considered the terms and conditions of the Reverse Stock Split and has unanimously determined that the Reverse Stock Split, taken as a whole, is fair to and in the best interests of the Company and its stockholders. A further analysis of the issue of fairness is discussed under "Special Factors -- Fairness of the Reverse Stock Split."

     The Board of Directors also believes that the Reverse Stock Split is fair to the Company and to stockholders who remain as stockholders of the Company following the consummation of the Reverse Stock Split because, as described above, the Board of Directors believes that the price to be paid to stockholders who receive cash in lieu of shares of New Common Stock is fair and that the Company will realize cost-savings (approximately $90,000 annually) if as a result of the Reverse Stock Split since it ceases to be a reporting company under the Exchange Act.

     The Board of Directors believes that the payment of cash in the amount of $0.05 per share of Old Common Stock in lieu of the issuance of shares of New Common Stock to persons who would hold less than one full share of New Common Stock after the Reverse Stock Split, will enable stockholders to liquidate their shares easily and at a fair price. The Common Stock of the Company is rarely traded and is no longer traded in the over-the-counter market or NASDAQ, which makes it difficult for stockholders to dispose of their shares.

     The Board of Directors has discussed the proposed "going private" matter at various meetings and a more complete discussion of the actions of the Board are discussed under "Special Factors -- Reasons for the Reverse Stock Split." The major advantage to the Company in going private would be the termination of the reporting company status and the resultant savings in the costs associated with being a public company. The disadvantage to the stockholders in effecting the Reverse Stock Split is that the stockholders will be paid a specified price per share with no further opportunity to remain as stockholders of the Company and benefit from any increase in value. The Board believes that the likelihood of any increase in value would be highly unlikely, and therefore, it would be a benefit to stockholders to receive the proposed price per share. The auditors for the Company have issued a "going concern" opinion with respect to the future of the Company, and if their views should be proven correct, then the public stockholders, as well as the stockholders affiliated with Craig M. Bollman, would likely lose all value in the Company. The Board believes that attempting the going private transaction and the ability thereafter to operate as a private company is the only possible way to keep the Company in existence and not completely go out of business with no value to any stockholders.

     The Reverse Stock Split will increase from 60.3% to approximately 79% the percentage ownership of Mr. Bollman on the assumption that no less than 2,500,000 million shares would be eliminated by the Reverse Stock Split. The book value of the shares of Craig Bollman, on the same assumption of his percentage ownership of the Company, would decrease based on September 30, 1996 financials from $.042 per share, to $.039 per share after the Reverse Stock Split. Although the Board believes that the Company could survive if the obligations of a public company are eliminated, there is no assurance that this can be accomplished. The Board also feels that if going private is not accomplished, the likelihood of a complete failure of the Company could be likely. Therefore, the Board's proposal to provide a fair value (as hereinafter described) to the public stockholders is a way of allowing these public stockholders to see some value versus the alternative of receiving their ratable share upon a potential liquidation of the Company, the amount of which would be uncertain, and to permit the remaining stockholders to have a chance at making the Company more successful than it has been.

     The Partnership, Craig Bollman and Bollman Associates, Inc. have reviewed all the factors relating to the Reverse Stock Split as provided by the Company and concur with and adopt the analysis of the Board, and each of them believes that the Reverse Stock Split and consideration to the stockholders is fair.

     See "Special Factors--Reasons for the Reverse Stock Split."

Termination of Reporting Company Status

     The Reverse Stock Split has become effective and therefore, the Company will cease to be a reporting company under the Exchange Act. As a result, the Company will no longer file annual and quarterly reports, proxy statements, and other documents with the SEC. In addition, the Company will no longer be required to comply with the proxy rules of Regulation 14A promulgated under
Section 14 of the Exchange Act, and its officers, directors, and 10%-or-greater stockholders will no longer be subject to the reporting requirements and "short-swing" security trading restrictions under Section 16 of the Exchange Act. Continuing stockholders will no longer be entitled to receive annual reports and proxy statements and will no longer have the benefit of a public market for their shares of the Company's stock.

     See "Special Factors--Conduct of the Company's Business after the Reverse Stock Split."

Further Stockholder Approval Not Required

     The Reverse Stock Split has been approved on March 27, 1997, by the written consent of Craig M. Bollman, Jr., the Company's majority stockholder. Such consent is sufficient to approve the Reverse Stock Split under the Delaware General Corporation Law, and no other vote or consent of stockholders is required or will be sought in connection with the Reverse Stock Split. ACCORDINGLY, THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.

Postponement or Abandonment of the Reverse Stock Split

     Since the Reverse Stock Split has become effective, the Company's Board of Directors may not postpone or abandon the Reverse Stock Split.

Lack of Appraisal Rights

     Pursuant to the Delaware General Corporation Law, dissenting stockholders do not have appraisal rights in connection with the Reverse Stock Split. Stockholders who believe that they may be aggrieved by the Reverse Stock Split may have other rights under federal law or common law, such as rights relating to the fairness of the Reverse Stock Split and the fiduciary responsibilities of corporate officers, directors, and stockholders. The nature and extent of such rights, if any, may vary depending upon the facts and circumstances.

Exchange of Stock Certificates; Cash Payments In Lieu of Shares

     As a result of the Reverse Stock Split, the stock certificates formerly representing shares of Old Common Stock will cease to represent such shares and thereafter will represent the shares of New Common Stock into which they have been converted, or the right to receive a cash payment in lieu of such shares, as the case may be, all as described below. Enclosed is a Letter of Transmittal for use in exchanging old stock certificates for a new stock certificate or cash payment. Note that Letters of Transmittal should not be sent to the Company, but rather should be sent to American Stock Transfer & Trust Company, the transfer agent and registrar for Old Common Stock.

     Each stockholder who holds of record less than 100,000 shares of Old Common
                                          --------------------------------------
     Stock (the equivalent of one whole share of New Common Stock) should use
     -----
     the enclosed Letter of Transmittal to surrender his old stock certificate(s) and the shares of Old Common Stock represented thereby for a cash payment in an amount equivalent to $0.05 per share of Old Common Stock represented by such certificate(s).

     Each stockholder who holds of record at least 100,000 shares of Old Common
                                          -------------------------------------
     Stock (the equivalent of one whole share of New Common Stock) should use
     -----
     the enclosed Letter of Transmittal to exchange his old stock certificate(s) for a new certificate representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by the old stock certificate are converted pursuant to the Reverse Stock Split.

PLEASE NOTE THAT ALL STOCK CERTIFICATES SENT TO THE TRANSFER AGENT SHOULD BE DULY ENDORSED FOR TRANSFER TO THE COMPANY, WITH A MEDALLION SIGNATURE GUARANTY, WHICH MAY BE OBTAINED FROM MOST BANKS AND BROKERAGE

FIRMS. DO NOT SEND IN YOUR STOCK CERTIFICATES WITHOUT A MEDALLION SIGNATURE
       --------------------------------------------------------------------
GUARANTY, AS THEY WILL BE RETURNED TO YOU.
-----------------------------------------

     See "Special Factors--Exchange of Stock Certificates; Cash Payments in Lieu of Shares."

Financing of the Reverse Stock Split

     The Company estimates that the maximum cost that the Company will incur in connection with the Reverse Stock Split will be approximately $258,000, consisting of estimated cash payments in lieu of shares of New Common Stock of approximately $208,000 and estimated transactional expenses of approximately $50,000. The Company intends to pay for such costs from its working capital and, if needed, from funds which are expected to become available from repayment by Monte Vista of a portion of its indebtedness to the Company, subject to the Company's right to postpone or abandon the Reverse Stock Split.

     See "Special Factors--Financing of the Reverse Stock Split."

Detriments to Company or Stockholders

     There could be disadvantages to the Company or its stockholders as a result of the Reverse Stock Split, such as the following:

     1.   The Company would no longer be public;

     2. Most stockholders would not be able to participate in future growth of the Company, if any;

     3.   The price of $.05 per share may not be fair;

     4.   Mr. Bollman may benefit as the remaining principal stockholder;

     See "Special Factors - Detriments to Company or Stockholders."

                                     -11-
Conflicts of Interest

     The directors of the Company are Craig M. Bollman, Jr., the Company's President, Chairman of the Board of Directors, and majority stockholder, Phyllis
A. Bollman, Mr. Bollman's spouse, and Taylor M. Bollman, Mr. Bollman's son.

     The Board of Directors did not retain either an investment bank or other financial adviser to render a report or opinion with respect to the fairness of the Reverse Stock Split to the Company or its stockholders or an unaffiliated representative to represent the unaffiliated stockholders of the Company in negotiating the terms of the Reverse Stock Split.

     Mr. Bollman owns 60.3% of the Company's Common Stock. As a result of the Reverse Stock Split, Mr. Bollman's ownership interest in the Company will increase due to the reduction in the number of public stockholders.

     See "Special Factors--Fairness of the Reverse Stock Split - and Conflicts of Interest."

Certain Federal Income Tax Consequences

     The Reverse Stock Split is not expected to have any material federal income tax consequence to the Company, or to stockholders who receive shares of New Common Stock in exchange for their shares of Old Common Stock. In general, for federal income tax purposes stockholders who receive cash in exchange for their shares of Old Common Stock will recognize taxable capital gain or loss as a result of the transaction, provided they hold their Old Common Stock as a capital asset on the date of exchange. Any such capital gain or loss will be long-term capital gain or loss if the Old Common Stock had been held for more than one year, and otherwise will be short-term capital gain or loss. The Company has not sought, and does not intend to seek, a ruling of the Internal Revenue Service or an opinion of counsel as to any tax consequences of the Reverse Stock Split. Each stockholder is advised to consult his own tax advisor as to the likely tax consequences of the Reverse Stock Split in that stockholder's particular circumstances.

     See "Special Factors--Certain Federal Income Tax Consequences."

END OF SUMMARY

                                SPECIAL FACTORS


The Company

     Organization. Homefree Village Resorts, Inc. (the "Company") is a Delaware corporation. Homefree Investors L.P. (the "Partnership") is a Delaware limited partnership formed by the Company in 1987 and which has not commenced operations and has no assets or properties. The shares of common stock, $0.001 par value per share, of the Company, and the assignee limited partnership interests, $0.001 par value per unit, of the Partnership, are "paired" on a one-for-one basis and may only be transferred in units consisting of one share of common stock of the Company and one unit of assignee limited partnership interest in the Partnership. As of March 27, 1997, the Company had outstanding [10,483,982] shares of common stock and an equal number of "paired" assignee limited partnership units, which were held of record by approximately [555] holders. Unless expressly otherwise stated, or unless the context requires otherwise, references in this Information Statement to the Company include the Company's wholly owned subsidiary (Resortparks of America, Inc.) and the Partnership, and references to shares of the Company's common stock include the assignee limited partnership interests in the Partnership that are paired with such shares.

     Business. The Company is engaged primarily in the development and operation of adult recreational communities containing rental sites for manufactured homes and recreational homes. In recent years, the Company has also focused on the development of recreational resort communities in Mesa, Arizona that offer extensive recreational facilities and social activities designed to appeal to active pre-retirement and retirement age people. During 1995, the Company operated and had interests in one community containing a total of approximately 832 rental sites located in Arizona. The Company also has interests in two communities containing approximately 2,300 rental sites located in Arizona. The Company has interests in such communities through Aristek Properties, Ltd. and Aristek Western Properties Limited Partnership, in which the Company is the general partner. The Company's objectives are to create and participate, through such partnerships, in the cash flow from these communities and to share in appreciation in the value of such properties. The Company also receives income from development, management, and administrative services.

     The Company. The Company is a Delaware corporation which was organized in February 1972. The Company has been engaged in the business of operating manufactured home communities since its organization. In 1977, the Company, then called Metrix, Inc., acquired all of the capital stock of Aristek Real Estate Corporation in exchange for 6,230,000 shares of Common Stock of the Company which were issued to the stockholders of that corporation, including 4,449,600 shares to Craig M. Bollman, Jr. and Phyllis A. Bollman. The name of the Company was changed to "Aristek Corporation," and subsequently changed to "Aristek Communities, Inc." and then to "Homefree Village Resorts, Inc." Aristek Real Estate Corporation itself was engaged in the development and operation of manufactured home communities from 1974 to 1977. Since 1977, the business of the Company has continued to consist primarily of the development and operation of such communities. However, in recent years, the Company has refocused its business on adult recreational communities containing rental sites for manufactured homes. The Company conducts substantially all of its business through the affiliated limited partnerships described below.

     Resortparks. The Company owns 100% of the capital stock of Resortparks of America, Inc. ("Resortparks"), a Delaware corporation organized in September 1982 to engage in the design, development and management of adult recreational communities offering extensive recreational facilities and social activities to pre-retirement and retirement age people. References herein to the Company include Resortparks.

     The Partnership. In July 1987, the Company formed the Partnership as a Delaware limited partnership for the purpose of engaging in certain aspects of future business opportunities of the type presently conducted by the Company. The general partner of Homefree Investors L.P. is Homefree General Partners, a Delaware general partnership, comprised of the Company and Bollman Associates, Inc., a Delaware corporation, all of the capital stock of which is owned by Craig M. Bollman, Jr., President and Chairman of the Board of the Company. The Company owns 90% of Homefree General Partners and Bollman Associates, Inc. owns 10%.

     When it formed the Partnership, the Company intended to conduct its business in conjunction with the Partnership. However, the Partnership never commenced operations. The Company anticipates that, where possible, in future real estate acquisitions the Partnership will acquire an ownership interest and the Company will manage operations. The Company has no plans to transfer the Company's assets to the Partnership.

     The Partnership's Agreement of Limited Partnership (the "Partnership Agreement") provides that it may engage in virtually any business activity, although the primary focus of its business is intended to be investment in real estate related activities, which may include, for example, investing in securities of other real estate companies and participating in condominium conversion programs. If the Partnership generates capital to invest, Homefree General Partners, the general partner of the Partnership, anticipates making investments in such areas. Although the Partnership has the power under state law to make investments in securities of other entities, the Partnership cannot be engaged primarily in the business of investing, reinvesting or trading in securities without subjecting itself to regulation under the Investment Company Act of 1940. In such event, the Partnership would be subject to the limitations and disclosure requirements of such act. The Partnership has no present intention to engage in activities which would cause it to become subject to regulation under the Investment Company Act of 1940 or to engage in non-real estate related activities.

     The Partnership currently has no employees. The Partnership intends to utilize employees of the Company on an as-needed basis, and to contribute to the compensation of such persons on a pro-rata basis.

     Affiliated Partnerships

     Aristek Properties, Ltd. The principal affiliated partnership of the Company is Aristek Properties, Ltd. ("Aristek Properties"). Aristek Properties was formed as a Colorado limited partnership in June 1976. The Company holds a 1% interest in Aristek Properties as sole general partner and an additional 1% interest as a limited partner. Resortparks also owns a 1.3% interest as a limited partner. The remaining 96.7% of limited partnership interests is held by individual limited partners. The Company also held a 30% residual interest in Aristek Properties, which it relinquished in 1994. See "Residual Interests in Affiliated Partnerships" below.

     Although Aristek Properties has provided significant income tax benefits to its limited partners, its primary objective is to create significant long-term capital appreciation that may be realized by the limited partners and the Company, as general partner, through net proceeds from refinancing of the properties, and ultimately, net proceeds from the sale of such properties or the conversion of such properties to other residential or commercial uses and the distribution of the resulting cash to the partners. The Company, as general partner of Aristek Properties, is also entitled to receive an annual administrative fee (currently an amount equal to 2.5% of the capital contributions of the partners), leasing commissions, management fees and development fees. However, this fee has not been paid since 1993.

     Aristek Properties has a 99% interest in Monte Vista I Joint Venture ("MV-I"), an Arizona joint venture. The remaining interest in MV-I is owned by the Company. Previously, Aristek Properties owned 60% and Aristek Western Properties Limited Partnership (see "Aristek Western Properties Limited Partnership" below) owned 40% of MV-I. Aristek Western Properties Limited Partnership transferred to Aristek Properties and to the Company its 40% interest in MV-I, 39% to Aristek Properties, and 1% to the Company.

     The interests in MV-I were modified again in connection with a restructuring of certain loans owed by Aristek Properties and MV-I to the Company. The obligors on such loans were not able to make principal and interest payments. With the consent of most of the limited partners of Aristek Properties, the Company agreed to extend these loans until June 30, 1998 in return for a 7% annual interest rate and a 75% participation in MV-I's operating cash flow, and in its net sale or refinancing proceeds after all liabilities (including those payable to the Company) are satisfied. At the time of the restructuring, the net amounts owed to the Company by MV-I were approximately $4,053,341. The Company believes that such amount exceeded the value of the net assets of MV-I, after payment of MV-I's other liabilities. Aristek Properties has no material assets other than its interest in MV-I. Since the Company is a creditor of both Aristek Properties and MV-I as described above, the Company expects to be entitled to substantially all of the equity value of MV-I in excess of MV-I's existing first mortgage.

     In connection with obtaining such consent of the limited partners of Aristek Properties, such consenting limited partners granted to the Company, or its designee, an option to purchase their limited partnership interests in Aristek Properties. This option may be exercised between January 1, 1997 and November 30, 1998; in any event, the Company is required to exercise the option by November 30, 1998. The purchase price will be equal to the greater of $20,000 per limited partner unit (an original $100,000 investment) or the fair market value (based on appraisal) of such limited partnership unit. Holders of twenty-six and one-half (26.5) units granted the above described option, which would result in a minimum total purchase price for all such units of $530,000.

     Aristek Western Properties Limited Partnership. The Company formed Aristek Western Properties Limited Partnership ("Aristek Western"), a Massachusetts limited partnership, in October 1984 for the purpose of acquiring, financing, and developing or redeveloping adult recreational communities with affordable rental homesites for manufactured homes, located primarily in the western and southwestern United States. The Company has a 1% interest in Aristek Western as the general partner and a 1.625% limited partnership interest and has residual equity interests as the general partner and as a special limited partner. See "Residual Interests in Affiliated Partnerships" below.

     Aristek Western purchased a 50% interest in a joint venture with an unaffiliated third party in July 1985. The joint venture purchased two adult recreational communities in Mesa, Arizona, named Good Life Travel Trailer Resort and Towerpoint Travel Trailer Resort. See "Properties" below. In September 1985, Aristek Western acquired from the Partnership a 30% interest in MV-I.
This interest was increased to 40% in July 1986. This 40% interest was transferred to Aristek Properties and the Company. See "Aristek Properties, Ltd." above.

     Residual Interests in Affiliated Partnerships

     Aristek Properties, Ltd. Prior to the restructuring described above, as general partner of Aristek Properties, the Company had a residual interest in Aristek Properties that entitled it to receive 30% of all excess cash flow from operations and net proceeds from the refinancing and sale of properties after distributions have been made to the limited partners in an amount equal to their initial capital investments. The Company relinquished its residual interest in Aristek Properties as part of the loan restructuring described above. As a result, the limited partners of Aristek Properties will be entitled to all distributions, but only after the Company receives its loan repayment and participating interest as described above.

     Aristek Western Properties Limited Partnership. The Company has a direct residual interest in Aristek Western that entitles the Company to 30% of the excess cash flow from operations, refinancings, and sales of properties when Aristek Western has made cash distributions to the limited partners of at least $65,000 per unit and the sum of the cash distributions per unit plus the product of the highest marginal federal income tax rate in effect for each year times the aggregate net tax losses allocated per unit in each year equal the initial capital investment. Aristek Western has not yet made any cash distributions to its limited partners. The Company cannot presently predict whether distributions will be made to the limited partners.

     Development Activities. The Company, through Aristek Properties and in conjunction with Resortparks, developed a community for recreational homes and park model travel trailers in Mesa, Arizona, a city 20 miles east of Phoenix. The community, called Monte Vista, is designed to appeal to active adults in the pre-retirement and retirement age groups and is recreation-oriented.

     Monte Vista planned a two-stage development process.   During the first
stage, Monte Vista developed 832 recreational home rental sites and extensive common facilities, including a 35,600 square foot social and recreation complex. This first stage is on 80 acres owned by MV-I. Construction began in 1983 and was substantially completed in December 1984. Monte Vista opened for occupancy in January 1985.

     During the second stage, assuming market conditions permit and financing were available, Monte Vista may at some future date develop additional manufactured home sites on a portion of 80 acres conveyed by Aristek Properties to MV-I. See "Properties" below.

     Competition. The Company competes generally with all companies engaged in community development and home construction.

     The three properties in Mesa, Arizona compete in what is regarded as a competitive market for adult recreational manufactured housing communities. The Company continues to compete in this market by offering special amenities and adult recreational and educational services.

     Each of the Company's geographic markets includes competitors which are larger and have greater financial and other resources than the Company.

     Personnel.  During 1995 the Company employed two full-time employees.

     Properties. The Company, through Aristek Properties and other related limited partnerships, has ownership interests in the properties described below. The Company operates the Monte Vista property described below.

     Monte Vista. Monte Vista is an adult recreational community located in Mesa, Arizona containing 832 sites for recreational homes. Most sites are leased on an annual basis to residents who leave their homes at the site year-round. Remaining sites are reserved for monthly and weekly rentals. Most residents and guests stay at the community during the months from November through April. During the peak months of January through March, Monte Vista reached approximately 90% occupancy for the past five years. The effective average occupancy based on annual rental income was approximately 95% during 1995. Monte Vista is owned by the Monte Vista I Joint Venture ("MV-I"), which is owned 99% by Aristek Properties and 1% by the Company. At September 30, 1996, the Monte Vista property was subject to a mortgage in the amount of approximately $5,167,091 held by a commercial lender.

     Monte Vista II. In December 1983, the Company sold to Resortparks an 80-acre parcel on which the development of Monte Vista II is planned. See "Development Activities" below. This land was transferred to Aristek Properties in April 1990, and then to Monte Vista in October 1991, and is subject to the mortgage described under the caption "Monte Vista" above.

     Good Life Travel Trailer Resort. Good Life Travel Trailer Resort ("Good Life") is an adult recreational community located in Mesa, Arizona containing 1,198 sites for recreational vehicles. Most sites are rented on an annual basis with the remainder rented on a monthly or weekly basis. Most residents stay at the community during the months from November through April. Good Life is owned by H-H Resorts Joint Venture, which is owned 50% by Aristek Western and 50% by Hankins Enterprises, an unaffiliated third party. Good Life is managed by Hankins Enterprises and has historically been 100% occupied from January through April and its effective average occupancy based on annual rental income was 97% in 1995. At December 31, 1995, Good Life, together with the Towerpoint property described below, was subject to a mortgage in the amount of approximately $9,113,071 held by a commercial lender.

     Towerpoint Travel Trailer Resort. Towerpoint Travel Trailer Resort ("Towerpoint") is an adult recreational community located in Mesa, Arizona containing 1,115 sites for recreational vehicles. Most sites are rented on an annual basis with the remainder rented on a monthly or weekly basis. Most residents stay at the community during the months from November through April. Towerpoint is owned by H-H Resorts Joint Venture and is managed by Hankins Enterprises. Towerpoint has historically been 100% occupied from November through April and its effective average occupancy based on annual rental income was 98% in 1995. At December 31, 1995, Towerpoint, together with the Good Life property described above, was subject to a mortgage in the amount of approximately $9,113,071 held by a commercial lender.

     Further Information. For further information with respect to the Company and its business and operations, see the Company's Annual Report on Form 10-K for the year ended December 31, 1995 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, June 30, 1996, and September 30, 1996.


The Reverse Stock Split

     On March 12, 1996 and confirmed on September 7, 1996 and March 26, 1997, the Company's Board of Directors approved a proposal authorizing:

          (1) An amendment to the Company's Certificate of Incorporation effecting a one-for-100,000 reverse stock split of the Company's existing Common Stock, $0.001 par value per share ("Old Common Stock"), reducing the authorized number of shares of common stock from 15,000,000 shares to 10,000 shares ("New Common Stock"); and

          (2) The payment of cash in the amount of $0.05 per share of Old Common Stock in lieu of the issuance of fractional shares of New Common Stock to persons who would hold less than one full share of New Common Stock after the proposed reverse stock split, (together with the amendment described in the preceding paragraph, the "Reverse Stock Split").

     The Board has made an analysis of why the Reverse Stock Split is fair and that the price is fair to the stockholders. See "Special Factors -- Fairness of the Reverse Stock Split."

Reasons for the Reverse Stock Split

     Going-Private Transaction. The Board of Directors determined to effect the Reverse Stock Split in order to "go private," i.e., to reduce the number of record stockholders of the Company to fewer than 300, which would permit the Company to discontinue the registration of its Common Stock under the Securities Exchange Act of 1934 (the "Exchange Act"). The Board of Directors believes that neither the Company nor its stockholders derive any material benefit from the continued registration of the Company's Common Stock under the Exchange Act.
The Company does not intend to raise capital in the public securities markets, to use registered stock to effect acquisitions, or to avail itself of other advantages of being a public company. Its Common Stock has been de-listed by NASDAQ, and is thinly traded. The Company incurs significant direct and indirect costs, however, as a result of the requirement that it comply with the filing and reporting requirements applicable to public companies: The Company annually incurs direct costs, including legal and accounting expenses, of approximately $90,000 in years in which the minimum filings with the Securities and Exchange Commission (the "SEC") are required. It also incurs indirect costs as a result of, among other things, the management time required to prepare and review such filings. Because the Company has only one executive officer, the indirect costs caused by the diversion of this officer's time from the Company's business can be substantial.

     Accordingly, the Board of Directors believes that the continued expense and burden to the Company of continued registration, including the requirement to file annual and quarterly reports, proxy statements, and other documents with the SEC, significantly outweigh any benefits to the Company or its stockholders as a result of such registration. The Reverse Stock Split is being undertaken at this time because the sooner the transaction can be consummated, the sooner the Company will cease to incur such expenses and burdens and the sooner stockholders who receive cash in lieu of shares of New Common Stock will receive and be able to reinvest or otherwise make use of such cash payments. The Company could have benefited from these cost savings if it had gone "private" earlier, but the Company wanted to make certain that full consideration and opportunity was given by management to continuing its status as a public company, before giving up such a status. Since the time of initial Board discussions, the Company's operating results have not improved and in fact, have deteriorated such that it became more important that the Company attempt to go private and to have a better opportunity to turn around the operations of the business to a profitable basis.

The Board initially discussed the Company's going private at a meeting on May 18, 1993, at which time four of the five Board of Directors were in attendance, along with counsel to the Company. The Board discussed numerous factors, reporting on discussions which some members had with investment bankers and Company counsel. The Board also discussed alternatives to going private. A result of a full discussion, the Board voted to have the officers of the Company investigate whether a reverse stock split would be the best method of accomplishing a going private transaction and to determine what would be in the best interest of the Company and its stockholders. Although the President had discussions from time to time since the 1993 meeting, both with individual directors and with Company counsel, no further action was taken by the Board until toward the end of 1995 when preliminary discussions were had with individual board members, as well as company counsel, to determine whether it would be feasible to undertake a going private transaction.

     On February 13, 1996, a Board of Directors meeting was held via telephone conference call with four of the five directors being present, pursuant to a duly called meeting. Company counsel prepared a memorandum for the Board to discuss various items relating to a decision whether to undergo a reverse stock split. The Board discussed these in great detail, including what an appropriate price should be for the shares of stock and whether a fairness opinion from an investment banking firm would be appropriate. Subsequent to that Board meeting, there was further discussion with Company counsel and individual members of the Board which were initiated by Craig Bollman. No formal vote was taken at that Board meeting concerning the going private transaction. After further discussion with Craig Bollman, certain Board members expressed a desire to reduce the size of Board and include only family members of Craig Bollman.
Three board members, W. Phillip Marcum, Michael T. Oliver, and Anthony B. Petrelli resigned on February 18, 1996, leaving Craig Bollman and Phyllis Bollman as the remaining directors. These three directors, after discussion with Mr. Bollman, concluded that they need not undertake any liability as directors, resulting from the decisions involving the Reverse Stock Split, since the stockholders after the Reverse Stock Split would be principally limited to Mr. Bollman and a few others. Thereafter, the Board was reduced to three members and Taylor Bollman, the son of Craig and Phyllis Bollman, was added to the Board of Directors. These three board members discussed the factors similar to those previously discussed by the Board, at a duly held Board meeting, and voted to have the Company prepare the Information Statement and to take the necessary corporate action to accomplish the going private transaction.

     The initial plan for the Reverse Stock Split provided a procedure whereby a stockholder with less than 100,000 shares could elect to purchase, at $.05 per share, additional shares of the Company in order to round up the shareholdings to 100,000. Such purchase would be made from the shares of the stockholders with less than 100,000 who did not make such election. However, this procedure could have constituted a public offering of the Company's shares and would have been an expensive and time consuming procedure, and therefore, such plan was not pursued. Both the original and the current plan is considered by the Board to be fair. The Board also considered the following alternatives to a Reverse Stock Split, but rejected these as either being too costly or likely to be ineffective, as compared to the simplicity of a Reverse Stock Split:

     (a) A tender offer at the same $.05 price per share, but the Board believed it would not result in sufficient number of shares being tendered so as to accomplish the going private objective. Most of the Company's stockholders hold very small lots which have small value and it was unlikely that many stockholders would affirmatively act to tender their shares due to the small amount of proceeds which they would receive

     (b) A purchase of shares in the open market. Although the last reported prices were below $.05 per share, there was nominal trading activity in the Company's shares and therefore, it would be highly unlikely that sufficient shares could be acquired by the Company; and

     (c) A statutory merger into a new company, but this procedure would not only involve the same issues as the Reverse Stock Split, but also the possibility of a costly appraisal process which the Company could not afford. Moreover, these added costs would only reduce further the amount of Company assets available to be paid to stockholder.


Detriments to Company or Stockholders

     The Board considered that there were, or could be, disadvantages to the Company or its stockholders, including stockholders not affiliated with Mr. Bollman, as a result of the Reverse Stock Split. Such disadvantages are:

     1. The Company would no longer be public, and therefore, lose the advantage of issuing shares pursuant to a public offering, or not be able to issue publicly traded stock to acquire other companies. Further, any stockholders who remain after the Reverse Stock Split will not have the liquidity for the shares which might be the case in a public company.

     2. Most of the stockholders would not be able to participate in the future growth, if any, of the Company, although the "going concern" opinion of the accountants might indicate that the Company's future potential for growth may not be very great.

     3. The price of $.05 per share may not be fair. No appraisal was obtained, and such appraisal could have resulted in a higher price per share. See "Special Factors - Fairness of the Reverse Stock Split."

     4. Craig M. Bollman, Jr. (and other stockholders who currently own more than 100,000 shares) will benefit because his percentage ownership interest in the Company will increase. Because the $.05 price per share is slightly more than the book value per share as of September 30, 1996, the book value per share of Mr. Bollman's would decrease from $.042 to $.039.

     5. Mr. Bollman and his wife and son, as the sole members of the Board of Directors, made the decision on the Reverse Stock Split and the price per share. Such decision required the Board to act in a conflicts situation because of Mr. Bollman's potential advantages from the Reverse Stock Split.

     Form of Transaction. The Board of Directors has determined that the Reverse Stock Split is the most expeditious and efficient method of changing the Company's status from that of a publicly held reporting company to that of a privately held non-reporting company. In making this determination, the Board of Directors, considered other means of achieving this result, such as making privately or publicly negotiated purchases of outstanding shares of its Common Stock (including making a public tender offer for such shares) or effecting a merger in which the Company's public stockholders would receive cash instead of stock in the surviving corporation. These alternatives were rejected because the Board of Directors believed that the Reverse Stock Split would be simpler to effect as well as less costly. In addition, the Board of Directors considered that in the case of a merger, the Delaware General Corporation Law would afford dissenting stockholders appraisal rights that they would not be entitled to in the case of the Reverse Stock Split. The Board of Directors believes that the availability of appraisal rights could unduly increase the complexity and potential cost of going private without materially benefiting the Company's stockholders. Such costs for appraisals, legal and accounting fees and management time would be too large a burden for the Company and the Company believed that such procedure would not result in any increase in value over $.05 per share. However, it is possible that an appraisal procedure may have resulted in a value over $.05 per share. As mentioned, appraisal rights were not a viable option for the Company since the Company could not afford going through the appraisal process and having uncertainty as to appraisal values and whether the process could be accomplished within the financial resources of the Company. There was no attempt to solicit potential buyers for the Company since the Company did not desire to sell its business. A tender offer would not be made at any increased value for the shares over $.05 per share, and it would not necessarily accomplish the corporate purpose of reducing stockholders to a minimum level, and therefore, there would be no benefit to the Company. Although, there would be a choice for stockholders in a tender offer, there would be no point in the Company making such an offer since there is no assurance that stockholders, particularly those with very small lots, would tender the requisite number of shares which would result in the Company being able to go private.

     Rule 13e-3 Transaction Statement. In connection with the Reverse Stock Split, the Company has filed with the SEC a Rule 13e-3 Transaction Statement on
Schedule 13e-3.  See "Other Information; Documents Incorporated by Reference."

Fairness of the Reverse Stock Split

     The Board of Directors has unanimously determined and reasonably believe that the Reverse Stock Split is fair to those stockholders whose shares of Old Common Stock would be purchased for cash because they did not own at least 100,000 shares of Old Common Stock. The Board considered numerous factors in reaching its conclusion as to fairness:

     1. Current and historical market prices of the Company's stock. The Company's Common Stock is not listed on any stock exchange or quoted in the National Association of Securities Dealers Automated Quotation (NASDAQ) system and the Company does not receive reports with respect to trading in Common Stock. The Company does not know of any market makers with respect to Common Stock. The Common Stock is thinly traded: According to the records of the Company's stock transfer agent, American Stock Transfer & Trust Company, an aggregate of 199,558 shares of Common Stock were transferred during 1996. The Company made inquiry of the initiating brokers with respect to a number of such trades, but was not able to obtain any information with respect to the prices at which these transfers were effected.

     In September 1995, the Company received an inquiry from a stockholder who wished to dispose of 9,900 shares of Common Stock in order to recognize a loss for federal income tax purposes. The Company put this stockholder in touch with a Company employee who had previously expressed an interest in acquiring shares of Common Stock, which resulting in this stockholder selling these shares to this employee for cash consideration of $0.05 per share. Except for such isolated transaction there has not been, to the Company's knowledge, any sales in recent years at any value near the proposed price of $.05 per share. Therefore a stockholder under the present market conditions for the Company's stock may not be able to sell his shares at or near $.05 per share.

     2. Net Book Value. As of December 31, 1995, the net book per share of Common Stock was approximately $.10. Such net book value was $.042 as of September 30, 1996, as a result of the Company's loss of $.06 per share during the year 1996. The Company's primary asset consists of net receivables from Aristek Properties and MV-I. Because of significant uncertainties with respect to the collectibility of these receivables, for financial accounting purposes, as of December 31, 1994 the Company suspended recording interest income on receivables from Aristek Properties, interest expense on amounts payable by the

Company to Aristek Properties (which may be set off against amounts owing to the Company by Aristek Properties), and management fees payable by Aristek Properties to the Company, the net amount of which, as of December 31, 1995, was approximately $1,500,000. The face amount of these net receivables (including accrued interest) as of December 31, 1995, was $4,000,000. Because of the uncertainties as to their collectibility, however, they are reflected in the Company's financial statements at $1,500,000. The Company believes that such valuation is appropriate and the debt or a reasonable portion thereof will be collected at some future, but not immediate, date. At the time of the first Board vote on the Reverse Stock Split in March 1996, the book value was greater than the purchase price, and the Board considered this to be an important factor. Such book value was not weighted heavily in view of the Company's inability to liquidate the receivables and the "going concern" issue described below. As of September 30, 1996, the book value per share was $.042. However, book value was a factor which was considered by the Board among all factors in determining a price per share.

     3. Going Concern Value. The audit report of the Company's independent public accountants, Hein + Associates, LLP, with respect to the Company's financial statements for the year ended December 31, 1995, included a "going-concern" explanatory paragraph. The Company's financial statements are prepared on the assumption that the Company will continue as a going concern, i.e., that it will realize its assets and liquidate its liabilities in the normal course of business. Given that the Company has suffered losses of over $900,000 since the end of 1990, and that it is anticipated that it will need additional investment of cash to fund its operations, the Company's independent public accountants have stated that there is substantial doubt as to the ability of the Company to continue as a going concern. This was a key element in the Board's decision since the failure of the Company could deprive all stockholders of any value if there were not assets available for distribution to stockholders.

     4. Liquidation Value. The Company has no current plan to effect any liquidation of the Company. See "Special Factors -- Conduct of the Company's Business after the Reverse Stock Split -- Absence of Planned Extraordinary Transactions." As described above under the caption "Book Value", the Company's primary asset consists of net receivables from Aristek Properties and MV-I. The Board of Directors believes that the Company would not be able to realize the full value of these receivables through liquidation, because it is unlikely that any buyer would purchase these receivables except at a steep discount from their face value, and that to realize the full value of the Aristek Properties and MV-I net receivables, it is necessary that MV-I successfully complete the second stage of the development process with respect to Monte Vista. Further, the loan documents relating to the financing of Monte Vista require that Craig Bollman, Jr. remain as the controlling stockholder of the company and that the Company remain as General partner of Aristek Properties and Monte Vista. A liquidation of the Company, or a disposition of Monte Vista, would likely result in the acceleration of the due date of mortgage financing for Monte Vista, thereby making it even more difficult to realize value for the Company with respect to such receivables. The Board believed that a liquidation would not result in any increased value over book value, and possibly a lesser amount for the reasons noted above.

     Absence of Independent Third-Party Valuation or Arms'-Length Negotiation. The Company has not received any report, opinion, or appraisal from any outside party that is materially related to the Reverse Stock Split. In light of the circumstances, including the directors' knowledge of and familiarity with the Company's own business, financial condition, operating results, cash flows, assets, liabilities, and prospects, as well as with general economic, industry, and market conditions and prospects, the wide variety of factors considered in connection with its evaluation of the fairness of the Reverse Stock Split, the Board of Directors did not consider it necessary to retain either an investment bank or other financial adviser to render a report or opinion with respect to the fairness of the Reverse Stock Split to the Company or its stockholders or an unaffiliated representative to represent the unaffiliated stockholders of the Company in negotiating the terms of the Reverse Stock Split. The primary factor considered by the Board of Directors in determining not to retain the services of such a financial adviser or unaffiliated representative was its belief that the cost of such services would be excessive relative to the size of the transaction and the potential benefits to the Company and its stockholders. The cost of such an appraisal or investment banking opinion would have drained even more assets of the Company, making it more unlikely that the stockholders would be able to receive cash of $.05 per share on the Reverse Stock Split.

     Absence of Firm Offers for Alternative Transactions. The Company is not aware of any firm offers made by any unaffiliated persons during the preceding eighteen months for the merger or consolidation of the Company with or into such person or of such person with the Company, for the sale or other transfer of all or any substantial portion of the Company's assets, or for securities of the Company that would enable the holder thereof to exercise control of the Company. The Company did not seek or solicit any proposals for any such merger, consolidation or sale.

     The Board considered what value could be received by the Company upon the sale of its principal asset, which is the note receivable from Aristek Properties and Monte Vista. Salability of that note is based on an evaluation of the likelihood that the Monte Vista project has sufficient value to allow for the full value of the note to be paid. The note is definitely due in June 1998 and is payable only to the extent of available cash flow from the Monte Vista project or from sale or refinancing proceeds, if any, before that time. The Monte Vista project has been operating substantially on a break-even basis, paying only its debt service under a first mortgage of over $5,000,000. Although projections indicate a slight increase in the cash flow, it was considered by the Board not likely that a purchaser would pay any more and may possibly pay less than the value of that receivable as reflected on the books of the Company which is approximately $1,500,000 even though the face value is approximately $4,000,000.

     The accountants for the Company had raised a "going concern" opinion in respect to the Company's 1995 financial statements. This was a factor considered by the Board, among all of the other factors. The ability of the Company to receive either repayments on its loan or any other additional income which would permit it to meet its current level of expenses was a very important factor. The Board felt that a key element in succeeding as a going concern was to eliminate the costs of a public company. That would give it the most chance to succeed even though it would require an initial payment and other costs in order accomplish the going private transaction. By eliminating the public costs there could be an annual savings of approximately $90,000 resulting from a saving of annual audit fees of $60,000, bookkeeping and administrative fees of $15,000, legal fees of $10,000, and miscellaneous other costs of $5,000. These savings may permit the Company to have its other expenses met by its available income from its management fees and some limited repayment of its loan from Monte Vista. If this change were not made, it would be a material risk that the Company could not survive.

     By providing a payment of $.05 per share to the non-affiliated stockholders pursuant to the Reverse Stock Split, it would provide a fair realization to them, at the same time permitting the Company to survive for the benefit of the remaining stockholders. The Board looked at the book value, no marketability or pricing for any of its shares, the availability of funds of the Company, the future prospects, the fact that a liquidation would not be beneficial, that the Company was continuing to lose money and thereby depleting its assets, that continuing as a going concern would be difficult, and determined that the price per share was fair. As noted above, the Board did not specifically determine a specific amount for the Company's going concern value or liquidation value, but did consider the various points discussed above relating to such values, along with all the above factors in arriving at what it considered to be a fair price. The Board did not deem it necessary that it have specific dollar values for each of the factors since it reached its determination based on a composite of the above categories of financial information. The Board also considered that the possible disadvantage to the non-affiliated stockholders of a repurchase of their shares at the present time if the Company should turn the corner and become much more valuable in the future. However, this was considered a very unlikely event and even less likely if the public company costs were not eliminated.

     In addition to a fair price, and depending upon a particular stockholder's tax basis in his shares of Common Stock, the Reverse Stock Split may enable a stockholder to obtain a tax benefit by recognizing a loss for federal income tax purposes. The Company does not know the tax basis of shares owned by stockholders, but believes that many stockholders have a tax basis in excess of $.05 per share since trading activity, when there was reasonable such activity, was at selling prices in excess of $.05 per share. See "Special Factors-- Certain Federal Income Tax Consequences." Moreover, by having their shares of the Company's stock repurchased by the Company, stockholders will be able to liquidate their investments in the Company without incurring brokerage costs that, especially in the case of small stockholdings, would otherwise sharply decrease or even eliminate the actual net proceeds of a sale by the stockholder.


Conflicts of Interest.

     The directors of the Company are Craig M. Bollman, Jr., the Company's President, Chairman of the Board of Directors, and majority stockholder, Phyllis
A. Bollman, Mr. Bollman's spouse, and Taylor M. Bollman, Mr. Bollman's son. Mr. Bollman owns 60.3% of the Company's Common Stock.

     As noted above, the Board of Directors did not retain either an investment bank or other financial adviser to render a report or opinion with respect to the fairness of the Reverse Stock Split to the Company or its stockholders or an unaffiliated representative to represent the unaffiliated stockholders of the Company in negotiating the terms of the Reverse Stock Split.

     Mr. Bollman's percentage stock ownership interest in the Company will increase from 60.3% to approximately 79% if the Reverse Stock Split is consummated. His book value per share will decrease as of September 30, 1996 financials from $.042 per share to $.039 per share. Therefore, a possible conclusion was that Mr. Bollman's ownership position would be enhanced as a result of the Reverse Stock Split. Mr. Bollman believes that he and other Board members were acting in a fiduciary manner in adopting the Reverse Stock Split. It would result in an opportunity for the non-affiliated stockholders to receive some current value for their shares. It left the risk of continuing the Company to Mr. Bollman, who was willing to run this risk because the Company had a better chance of survival by eliminating the obligations and cost of a public company.

     The Board believes it was acting in a fiduciary manner in considering the issues of the Company's future as a "going concern" and the potential risks to all stockholders if the Company should fail. In particular, the non-affiliated stockholders were a primary concern so as to make certain that they receive fair value for their shares since they were not able to continue as stockholders due to the need to become a private company. The Board weighed all these factors even though its members were all related to Mr. Bollman and that Mr. Bollman could be deemed to benefit from the Reverse Stock Split.

     Stockholders should be aware that the Conflicts of Interest in the decision making by the Board of Directors is enhanced due to the Board's failure to utilize an appraisal process, an independent third party evaluation, independent directors or any arms' length negotiations. Any such procedure may have resulted in a valuation higher than $.05 per share at the time of the Board's determination.

Conduct of the Company's Business after the Reverse Stock Split

     No Effect on Continuing Business and Operations. The Company believes that the Reverse Stock Split will not have any effect on its business and operations, and expects to continue to conduct such business and operations as they are currently being conducted. As a result of the Reverse Stock Split, stockholders who receive cash payments in lieu of shares of New Common Stock will not remain as stockholders of the Company and therefore will not participate in any future earnings or growth of the Company.

     Although the Company's auditors raised an issue as to the Company's ability to continue as a "going concern", the Company believes that "going private" will enhance its chances in the future to conduct its business in a profitable manner. The Company will save the costs of being public, management (Mr. Bollman) will not have to deal with public company matters, and capital or financing may be more readily available for a company which can operate without having to deal with public stockholders. If the Company does not "go private", it is more likely that it will not be able to continue which could cause a further loss in the investment in the Company of both the public stockholders and Mr. Bollman and his affiliates.

     If feasible, based on economics and market conditions, the Monte Vista Joint Venture, consisting of Aristek Properties (99%) and the Company (1%), may attempt to develop the remaining land at Monte Vista by using funds which may become available from Monte Vista's operations or from its refinancing, and may attempt to acquire other properties, including the interest of H & H Resorts owned by Aristek Western.

     Termination of Reporting Company Status. The Company has ceased to be a reporting company under the Exchange Act. As a result, the Company will no longer file annual and quarterly reports, proxy statements, and other documents with the SEC. In addition, the Company will no longer be required to comply with the proxy rules of Regulation 14A promulgated under Section 14 of the Exchange Act, and its officers, directors, and 10%-or-greater stockholders would no longer be subject to the reporting requirements and "short-swing" security trading restrictions under Section 16 of the Exchange Act. Continuing stockholders will no longer be entitled to receive annual reports and proxy statements and will no longer have the benefit of a public market for their shares of the Company's stock.

     Changes to Authorized Capital Stock; Terms of Stock Unchanged. As a result of the Reverse Stock Split, the number of authorized shares of the Company's Common Stock has been reduced from 15,000,000 shares to 10,000 shares. Apart from such change, the terms of the New Common Stock will remain the same as those of the Old Common Stock.

     Changes in Proportionate Stock Ownership and Share Values. Stockholders who remain stockholders of the Company after the Reverse Stock Split will experience an increase in their percentage stock ownership in the Company as a result of the elimination of the shares held by stockholders owning less than 100,000 shares, resulting in less outstanding shares of the Company. The use of Company funds to finance the repurchase of shares and to pay transactional costs of the Reverse Stock Split will cause a slight decrease in the Company's assets.

     Absence of Planned Extraordinary Transactions. Other than as described in this Information Statement, the Company has no current plan to effect any extraordinary corporate transaction, such as a merger, reorganization, liquidation, sale or transfer of a material amount of assets, change in its present Board of Director or management, or change in dividend rate or policy, indebtedness, or capitalization, or otherwise to effect any material change in its corporate structure or business. The Company also has no current plan to engage in any public offering of shares of Common Stock or other securities. There is no assurance, however, that the Company will not form an intention to engage in any of the foregoing transactions in the future.

Further Stockholder Approval Not Required

     The Reverse Stock Split has been approved on March 27, 1997, by the written consent of Craig M. Bollman, Jr., the Company's majority stockholder. Such consent is sufficient to approve the Reverse Stock Split under the Delaware General Corporation Law, and no other vote or consent of stockholders is required or will be sought in connection with the Reverse Stock Split. ACCORDINGLY, THE COMPANY IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND THE COMPANY A PROXY.


Lack of Appraisal Rights

     Pursuant to the Delaware General Corporation Law, dissenting stockholders do not have appraisal rights in connection with the Reverse Stock Split. Stockholders who believe that they may be aggrieved by the Reverse Stock Split may have other rights under federal law or common law, such as rights relating to the fairness of the Reverse Stock Split and the fiduciary responsibilities of corporate officers, directors, and stockholders. The nature and extent of such rights, if any, may vary depending upon the facts and circumstances.

Postponement or Abandonment

     The Company's Board of Directors can not postpone or abandon the Reverse Stock Split.

Effective Time

     The Reverse Stock Split became effective upon the filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State on March 27, 1997. The form of the amendment to the Company's Certificate of Incorporation is set forth as Appendix A to this Information Statement.
                              ----------

Exchange of Stock Certificates; Cash Payments in Lieu of Shares

     Letters of Transmittal. As a result of the Reverse Stock Split, the stock certificates formerly representing shares of Old Common Stock will cease to represent such shares and thereafter will represent the shares of New Common Stock into which they have been converted, or the right to receive a cash payment in lieu of such shares, as the case may be, all as described below. Enclosed is a Letter of Transmittal for use in exchanging old stock certificates for a new stock certificate or cash payment.

     Each stockholder who holds of record less than 100,000 shares of Old Common
                                          --------------------------------------
     Stock (the equivalent of one whole share of New Common Stock) should use
     -----
     the enclosed Letter of Transmittal to surrender his old stock certificate(s) and the shares of Old Common Stock represented thereby for a cash payment in an amount equivalent to $0.05 per share of Old Common Stock represented by such certificate(s).

     Each stockholder who holds of record at least 100,000 shares of Old Common
                                          -------------------------------------
     Stock (the equivalent of one whole share of New Common Stock) should use
     -----
     the enclosed Letter of Transmittal to exchange his old stock certificate(s) for a new certificate representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by the old stock certificate(s) are converted pursuant to the Reverse Stock Split.

AGAIN, PLEASE NOTE THAT ALL STOCK CERTIFICATES SENT TO THE COMPANY SHOULD BE DULY ENDORSED FOR TRANSFER TO THE COMPANY, WITH A MEDALLION SIGNATURE GUARANTY. DO NOT SEND IN YOUR STOCK CERTIFICATES WITHOUT A MEDALLION SIGNATURE GUARANTY,
------------------------------------------------------------------------------
AS THEY WILL BE RETURNED TO YOU.
-------------------------------


Financing of the Reverse Stock Split

     The Company estimates that the maximum cost that the Company will incur in connection with the Reverse Stock Split will be approximately $258,000 consisting of estimated cash payments in lieu of shares of New Common Stock of approximately $208,000 and estimated transactional expenses of approximately $50,000 (consisting primarily of legal and accounting expenses of approximately $35,000, printing and mailing expenses of approximately $10,000, and miscellaneous expenses of approximately $5,000 (including SEC filing fees of approximately $50). The Company intends to finance such costs from its working capital, and, if needed, from funds which may become available from repayment by Monte Vista of a portion of its indebtedness to the Company. The Company is presently owed by Monte Vista and Aristek Properties a sum in excess of $4,000,000, which bears interest at the rate of 7 1/2% per year, but payable only from the cash flow, if available, of Monte Vista.

Certain Federal Income Tax Consequences

     THE COMPANY HAS NOT SOUGHT, AND DOES NOT INTEND TO SEEK A RULING FROM THE INTERNAL REVENUE SERVICE OR AN OPINION OF COUNSEL AS TO ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT. THE FOLLOWING DISCUSSION SUMMARIZES CERTAIN FEDERAL INCOME TAX CONSEQUENCES THAT THE COMPANY BELIEVES WOULD RESULT TO STOCKHOLDERS WHO ARE RESIDENTS OF THE UNITED STATES AS A CONSEQUENCE OF THE REVERSE STOCK SPLIT. THIS DISCUSSION IS BASED ON CURRENT LAW AS OF THE DATE OF THIS PROXY STATEMENT AND DOES NOT TAKE INTO ACCOUNT ANY SPECIAL RULES THAT MAY AFFECT THE TREATMENT OF PARTICULAR STOCKHOLDERS, SUCH AS DEALERS IN SECURITIES, TAX-EXEMPT ENTITIES, NON-RESIDENT ALIENS, OR FOREIGN CORPORATIONS. THIS DISCUSSION IS INCLUDED FOR GENERAL INFORMATION ONLY, WITHOUT REFERENCE TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SPECIFIC STOCKHOLDER. EACH STOCKHOLDER SHOULD CONSULT HIS OWN TAX ADVISOR

WITH RESPECT TO THE FEDERAL INCOME TAX CONSEQUENCES IN HIS OWN CIRCUMSTANCES, AND WITH RESPECT TO THE EFFECTS OF APPLICABLE STATE, LOCAL, AND FOREIGN TAX LAWS AS TO WHICH NO INFORMATION IS PROVIDED HERE.

     Tax Consequences to the Company. The Reverse Stock Split is intended to qualify for federal income tax purposes as a tax-free reorganization of the Company pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Company does not expect that it will experience any tax consequences as a result of the Reverse Stock Split.

     Tax Consequences to Stockholders. The following discussion assumes each stockholder holds his shares of Old Common Stock as a capital asset.

     Exchange of Old Common Stock Solely for New Common Stock. A stockholder who exchanges all of his Old Common Stock solely for New Common Stock will not recognize any gain or loss on the exchange. The aggregate tax basis of the New Common Stock received will be equal to the aggregate tax basis of the Old Common Stock exchanged, and the holding period of the New Common Stock received will include the holding period of the Old Common Stock exchanged.

     Exchange of Old Common Stock Solely for Cash. A stockholder who exchanges all of his Old Common Stock received in the transaction for cash will, assuming he is not treated as owning any other New Common Stock immediately after the Reverse Stock Split, recognize capital gain or loss equal to the difference between the basis of the Old Common Stock surrendered and the cash received. Such capital gain or loss will be long-term capital gain or loss, if the stockholder's holding period for his Old Common Stock exceeds one year, and otherwise will be short-term capital gain or loss.

     For this purpose, stock "owned" immediately after the Reverse Stock Split will include stock actually owned as well as stock constructively owned pursuant to the rules of Section 318 of the Code (which in general attributes to a taxpayer stock owned by certain related individuals and entities and stock that the taxpayer has the right to acquire upon the exercise of options). In the event such a stockholder actually or constructively owns shares of New Common Stock immediately after the Reverse Stock Split, it is unclear whether the holder will automatically recognize capital gain or loss or instead be required to treat the entire amount of the cash received as a dividend. Such a holder may be required to treat the entire amount of the cash received as a dividend unless the redemption of the stockholder's shares is a substantially disproportionate redemption of stock with respect to such stockholder or is not essentially equivalent to a dividend, in each case under rules similar to the rules of Sections 356(a)(2) and 302 of the Code.

     Backup Withholding. Each stockholder who receives cash in lieu of shares of New Common Stock will be required to provide the Company with a correct Taxpayer Identification Number on the Form W-9 or substitute Form W-9 included with the Letters of Transmittal and to certify that he is not subject to backup withholding. Failure to provide the information and certification on the Form W-9 (or substitute Form W-9) may subject the stockholder to 31% federal income tax backup withholding with respect to any cash payment for the stockholder's shares.

Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information with respect to beneficial ownership of shares of Old Common Stock as of March 27, 1997, by (i) each person or group who is known by the Company to own beneficially more than 5% of the issued and outstanding shares of Common Stock as of that date, (ii) each director and each executive officer of the Company, and (iii) all directors and executive officers of the Company, as a group. Except as otherwise indicated below, to the best of the Company's knowledge each person listed below has sole voting and investment power with respect to his shares of Common Stock, except to the extent that such power may be with his or her spouse under applicable law.

                                          Shares Beneficially Owned
                                         ----------------------------
Name                                     Number      Percent of Class
----                                     ------      ----------------

Craig M. Bollman, Jr.                    7,036,940*       67.1*
c/o Homefree Village
  Resorts, Inc.
1400 S. Colorado Boulevard, Suite 410
Denver, Colorado  80222

All directors and executive              7,036,940*       67.1*
  officers, as a group


* Includes 6,325,288 shares held by Craig M. Bollman, Jr. Also includes 711,652 shares held by the Aristek Foundation, with respect to which Mr. Bollman has sole voting and investment power, but in which he has no beneficial interest. Mr. Bollman disclaims beneficial ownership of the shares held by the Aristek Foundation.

     Based on records with the Company's Transfer Agent as of March 27, 1997, there were seven stockholders (including Craig M. Bollman, Jr. and The Aristek Foundation) of record with more than 100,000 shares registered in each such stockholder's name. Since some of these stockholders may be acting in a nominee capacity, the Company cannot determine whether the beneficial ownership may be more or less than 100,000 shares for a given stockholder.

Financial Information.

     See attached Financial Statements of the Company.


Other Information; Documents Incorporated by Reference

     Pursuant to the Exchange Act, the Company files with the SEC periodic reports and other documents relating to its business, financial condition, and other matters. In connection with the Reverse Stock Split, the Company has filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3. The
Schedule 13e-3, including exhibits, and other filings made by the Company as described above, may be inspected without charge, and copies may be obtained at prescribed rates, at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The Schedule 13e-3 is also available for inspection and copying during normal business hours at the principal executive offices of the Company at 1400 S. Colorado Boulevard, Suite 410, Denver, Colorado 80222.

                                                                      APPENDIX A
                           CERTIFICATE OF AMENDMENT
                                    TO THE
                         CERTIFICATE OF INCORPORATION
                                      OF
                        HOMEFREE VILLAGE RESORTS, INC.

     Homefree Village Resorts, Inc. (the "Company"), a Delaware corporation, does hereby certify, pursuant to Sections 228 and 242 of the General Corporation Law of the State of Delaware, that Article Fourth of the Certificate of Incorporation is amended as follows:

     FIRST.   The total number of shares of Common Stock, $0.001 par value per share, that the Company is authorized to issue is hereby reduced from 15,000,000 shares to 10,000 shares.

     SECOND. Upon filing of this Certificate of Amendment, each share of the Company's Common Stock, $.001 par value per share, issued and outstanding or held in treasury immediately prior to such filing ("Old Common Stock") shall be combined into and reclassified as, and shall become, one hundred thousandth (1/100,000) of one fully paid and non-assessable share of the Company's Common Stock, $0.001 par value per share ("New Common Stock"). Until surrendered, the certificates formerly representing the shares of Old Common Stock, that have been combined and reclassified in accordance with the foregoing shall thereafter represent the shares of New Common Stock that they have been combined into and reclassified as in accordance with the foregoing.

     THIRD.   The Company in its discretion may, but shall not be required to, issue fractional shares of New Common Stock (whether as a result of the combination and reclassification of shares hereby effected or otherwise) to any person or entity who would not hold at least one whole share of New Common Stock. If the Company determines not to issue fractional shares to any such person or entity who would otherwise be entitled thereto, it may in lieu thereof pay in cash the fair value of such fractional shares, as determined by the Company's Board of Directors, whose determination shall be conclusive and binding on all persons and entities. The Company shall be required to, issue fractional shares to any person or entity holding at least one whole share of New Common Stock after such reverse stock split and may pay cash in lieu of fractional shares to any person or entity holding less than one whole share of New Common Stock.

     IN WITNESS WHEREOF, Homefree Village Resorts, Inc. has caused this Certificate of Amendment to its Certificate of Incorporation to be executed by Craig M. Bollman, Jr., its President, this ___ day of March, 1997.

                              HOMEFREE VILLAGE RESORTS, INC.



                              By:
                                 ---------------------------------
                                 Craig M. Bollman, Jr., President

                         INDEX TO FINANCIAL STATEMENTS

                                                                            PAGE
                                                                            ----
Homefree Village Resorts, Inc. And Homefree Investors L.P.
----------------------------------------------------------

Independent Auditor's Report............................................... S-1
Combined Balance Sheets - December 31, 1995 and 1994....................... S-2
Combined Statements of Operations - For the Years Ended December 31, 1995,
   1994, and 1993.......................................................... S-3
Combined Statements of Stockholders' Equity and Partners' Deficit - For
   the Years Ended December 31, 1995, 1994, and 1993....................... S-4
Combined Statements of Cash Flows - For the Years Ended December 31, 1995,
   1994, and 1993.......................................................... S-5


Homefree Village Resorts, Inc.
------------------------------
Independent Auditor's Report............................................... S-6
Consolidated Balance Sheets - December 31, 1995 and 1994................... S-7
Consolidated Statements of Operations - For the Years Ended December 31,
   1995, 1994, and 1993.................................................... S-8
Consolidated Statements of Stockholders' Equity - For the Years Ended
   December 31, 1995, 1994, and 1993....................................... S-9
Consolidated Statements of Cash Flows - For the Years Ended December 31,
   1995, 1994, and 1993.................................................... S-10


Homefree Investors L.P.
-----------------------

Independent Auditor's Report............................................... S-11
Balance Sheets - December 31, 1995 and 1994................................ S-12
Statements of Operations - For the Years Ended December 31, 1995, 1994
   and 1993................................................................ S-13
Statements of Partners' Capital (Deficit) - For the Years Ended December
   31, 1995, 1994, and 1993................................................ S-14
Statements of Cash Flows - For the Years Ended December 31, 1995, 1994,
   and 1993................................................................ S-15

Notes to Financial Statements.............................................. S-16


Aristek Properties, Ltd.
------------------------
Independent Auditor's Report.............................................. S-27
Consolidated Balance Sheets - December 31, 1995 and 1994.................. S-28
Consolidated Statements of Operations - For the Years Ended December 31,
   1995, 1994, and 1993............... ................................... S-29
Consolidated Statements of Changes in Partners' Deficit - For the Years
   Ended December 31, 1995, 1994, and 1993................................ S-30
Consolidated Statements of Cash Flows - For the Years Ended December 31,
   1995, 1994, and 1993................................................... S-31
Notes to Consolidated Financial Statements................................ S-33

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Homefree Village Resorts, Inc.
Denver, Colorado

To the Partners
Homefree Investors L.P.
Denver, Colorado

We have audited the accompanying combined balance sheets of Homefree Village Resorts, Inc. (a Delaware Corporation) and subsidiaries and Homefree Investors L.P. (a Massachusetts limited partnership) as of December 31, 1995 and 1994, and the related combined statements of operations, stockholders' equity and partners' deficit, and cash flows for the years ended December 31, 1995, 1994, and 1993. These financial statements are the responsibility of the Company's and Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Homefree Village Resorts, Inc. and subsidiaries and Homefree Investors L.P. as of December 31, 1995 and 1994, and the results of their operations and their cash flows for the years ended December 31, 1995, 1994, and 1993 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company and the Partnership will continue as a going concerns, which contemplate the realization of assets and liquidation of liabilities in the normal course of business. As discussed in Note 1 to the financial statements, the Company and the Partnership have suffered substantial operating losses, and anticipate the need for additional cash to fund operations. These conditions raise substantial doubt about the ability of the Company and the Partnership to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



HEIN + ASSOCIATES LLP


Denver, Colorado
June 12, 1996

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                          AND HOMEFREE INVESTORS L.P.

                            COMBINED BALANCE SHEETS

                                                 December 31,
                                             1995            1994
      ASSETS
      ------
Current Assets:
   Cash and equivalents                   $   38,700      $   10,600
   Other current assets                        4,000           9,600
                                          ----------      ----------
   Total current assets                       42,700          20,200

Receivables from Unconsolidated            8,620,200       8,915,600
 Entities, net

Investments in Unconsolidated Entities        82,400          94,400

Property and Equipment, at cost:
   Office furniture and equipment            102,900          95,100
   Vehicles                                   25,000          25,000
                                          ----------      ----------
                                             127,900         120,100
   Accumulated depreciation                 (110,000)       (103,600)
                                          ----------      ----------

   Net property and equipment                 17,900          16,500

Land Option Costs                            195,600         195,600
                                          ----------      ----------

Total Assets                              $8,958,800      $9,242,300
                                          ==========      ==========


            LIABILITIES, STOCKHOLDERS' EQUITY AND PARTNERS' DEFICIT
            -------------------------------------------------------

Current Liabilities:
   Accounts payable and accrued expenses  $   94,600      $   93,600
   Payable to AWP                            150,500           -

   Current maturities of long-term debt       44,400           -
                                          ----------      ----------
   Total current liabilities                 289,500          93,600

Long-Term Debt, less current maturities:

   Unconsolidated entity                     7,154,500     7,154,500
   Other                                         -            44,400

Deferred Income Taxes                            -           200,000

Deferred Profit                                488,500       488,500

Other Liabilities, payable to                    -             3,400
   unconsolidated entities

Commitments and Contingencies (Notes 1, 3
   and 8)

Stockholders' Equity and Partners' Deficit:
 Preferred stock, $1.00 par value; 3,000,000
   shares authorized; none issued and
   outstanding                                   -             -
 Common stock, $.001 par value; 15,000,000      10,500        10,500
   shares authorized; 10,484,000 shares
   issued and outstanding
 Additional paid-in capital                  3,537,000     3,537,000
 Accumulated deficit                        (2,293,100)   (2,061,800)
 Partners' deficit - limited partners         (228,100)     (227,800)
                                           -----------   -----------
 Total stockholders' equity and              1,026,300     1,257,900
   partners' deficit                       -----------   -----------

Total Liabilities, Stockholders' Equity    $ 8,958,800   $ 9,242,300
   and Partners' Deficit                   ===========   ===========

                See accompanying notes to financial statements.

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                          AND HOMEFREE INVESTORS L.P.

                       COMBINED STATEMENTS OF OPERATIONS

                                              For the Years Ended December 31,
                                              1995          1994          1993
Revenues:
  Management and administrative fees      $   245,400   $   244,600   $   253,400
  from unconsolidated entities
  Equity in earnings of AWP                    11,000        10,800        16,900
  Interest                                    512,100       555,300       594,800
                                          -----------   -----------   -----------
                                              768,500       810,700       865,100

Expenses:
  General and administrative                  450,900       429,400       394,600
  Interest                                    503,900       549,600       585,000
  Equity in losses of APL                      23,000        26,000        13,000

  Loss on related party receivables           147,300        53,700           600
  Administrative fee                           75,000        75,000        75,000
                                          -----------   -----------   -----------
                                            1,200,100     1,133,700     1,057,100

Loss Before Income Taxes                     (431,600)     (323,000)     (203,100)

Deferred Income Tax Benefit                   200,000        87,000        43,000
                                          -----------   -----------   -----------

Net Loss                                  $  (231,600)  $  (236,000)  $  (160,100)
                                          ===========   ===========   ===========

Net Loss Per Paired Share                       $(.02)        $(.02)        $(.02)
                                          ===========   ===========   ===========

Weighted Average Paired Shares             10,484,000    10,484,000    10,484,000
 Outstanding                              ===========   ===========   ===========


                See accompanying notes to financial statements.

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                          AND HOMEFREE INVESTORS L.P.

       COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY AND PARTNERS' DEFICIT
             FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993


                                                          Additional
                                 Paired        Common       Paid-in       Accumulated     Partners'
                                 Shares        Stock        Capital         Deficit        Deficit       Total
Balances, January 1, 1993      $10,484,000     $10,500     $3,537,000     $(1,677,400)    $(216,100)    $1,654,000

   Net loss                         -             -            -             (148,700)      (11,400)      (160,100)
                               -----------     -------     ----------     -----------     ---------     ----------

Balances, December 31, 1993     10,484,000      10,500      3,537,000      (1,826,100)     (227,500)     1,493,900

   Net loss                         -             -            -             (235,700)         (300)      (236,000)
                               -----------     -------     ----------     -----------     ---------     ----------

Balances, December 31, 1994     10,484,000      10,500      3,537,000      (2,061,800)     (227,800)     1,257,900

   Net loss                         -             -            -             (231,300)         (300)      (231,600)
                               -----------     -------     ----------     -----------     ---------     ----------

Balances, December 31, 1995    $10,484,000     $10,500     $3,537,000     $(2,293,100)    $(228,100)    $1,026,300
                               ===========     =======     ==========     ===========     =========     ==========


                See accompanying notes to financial statements.

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                          AND HOMEFREE INVESTORS L.P.

                       COMBINED STATEMENTS OF CASH FLOWS

                                           For the Years Ended December 31,
                                             1995        1994        1993
Cash Flows from Operating Activities:
      Net loss                            $(231,600)  $(236,000)  $(160,100)
      Adjustments to reconcile net loss
        to net cash used in operating
        activities:
      Depreciation                            6,400       6,300       8,700
      Amortization                             -           -         11,100
      Equity in losses (earnings) of         12,000      15,200      (3,900)
       unconsolidated entities, net
      Provision for loss on related         147,300      53,700         600
        party receivables
      Deferred income taxes                (200,000)    (87,000)    (43,000)
      Changes in operating assets and
        liabilities:
      Decrease (increase) in:
      Accrued interest receivable -         (12,100)    (15,300)    (13,100)
        officer and director
      Other assets                            5,600     (23,200)     31,500
      Receivables from unconsolidated        (3,600)     49,600      15,800
        entities
      Increase (decrease) in:
      Accounts payable and accrued            1,000      37,300     (27,600)
        expenses
      Other                                  (3,400)       -          3,100
                                          ---------   ---------   ---------
      Net cash used in operating           (278,400)   (199,400)   (176,900)
       activities                         ---------   ---------   ---------

Cash Flows from Investing Activities:
      Cash advances to officer and         (135,200)    (38,400)       -
        director
      Cash advances to unconsolidated          -           (700)     (4,500)
        entities
      Collection of advances from           299,000     374,900      10,000
        unconsolidated entities
      Cash advance for land option             -           -        (35,000)
      Investment in unconsolidated             -        (50,000)       -
        entities
      Purchase of equipment                  (7,800)    (11,300)    (10,600)
                                          ---------   ---------   ---------
       Net cash provided by (used in)       156,000     274,500     (40,100)
        investing activities              ---------   ---------   ---------

Cash Flows from Financing Activities:
      Advance from related party           150,500       -           -
      Payments under land option              -       (88,400)    (27,700)
      contract
      Principal payments on long-term         -       (10,600)     (4,800)
      debt                                --------   --------   ---------
      Net cash provided by (used in)       150,500    (99,000)    (32,500)
      financing activities                --------   --------   ---------

Net Increase (Decrease) in Cash and         28,100    (23,900)   (249,500)
 Equivalents

Cash and Equivalents, beginning of year     10,600     34,500     284,000
                                          --------   --------   ---------

Cash and Equivalents, end of year         $ 38,700   $ 10,600   $  34,500
                                          ========   ========   =========

Supplemental Disclosure of Cash Flow
 Information -
      Cash paid for:
      Interest                            $  3,900   $ 11,000   $   3,600
                                          ========   ========   =========

      Income taxes                        $   -     $    -      $    -
                                          ========  =========   =========

Supplemental Disclosure of Noncash
 Investing and Financing Activities -
      Obligation under land option        $   -     $ 160,600   $    -
       contract                           ========  =========   =========

                See accompanying notes to financial statements.

                         INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Homefree Village Resorts, Inc.
Denver, Colorado


We have audited the accompanying consolidated balance sheets of Homefree Village Resorts, Inc. (a Delaware Corporation) and subsidiaries as of December 31, 1995 and 1994, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1995, 1994, and 1993. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Homefree Village Resorts, Inc. and subsidiaries as of December 31, 1995 and 1994, and the results of their operations and their cash flows for the years ended December 31, 1995, 1994, and 1993 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As discussed in Note 1 to the financial statements, the Company has suffered substantial operating losses and anticipates the need for additional cash to fund operations. These conditions raise substantial doubt about the ability of the Company to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



HEIN + ASSOCIATES LLP


Denver, Colorado
June 12, 1996

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS

                                                December 31,
                                             1995         1994
ASSETS
------
Current Assets:
      Cash and equivalents                $   38,700   $   10,600
      Other current assets                     4,000        9,600
                                          ----------   ----------
      Total current assets                    42,700       20,200

Receivables from Unconsolidated            8,620,200    8,915,600
      Entities, net

Investments in Unconsolidated Entities        82,400       94,400

Property and Equipment, at cost:
      Office furniture and equipment         102,900       95,100
      Vehicles                                25,000       25,000
                                          ----------   ----------
                                             127,900      120,100
      Accumulated depreciation              (110,000)    (103,600)
                                          ----------   ----------
      Net property and equipment              17,900       16,500

Land Option Costs                            195,600      195,600
                                          ----------   ----------

Total Assets                              $8,958,800   $9,242,300
                                          ==========   ==========



      LIABILITIES AND STOCKHOLDERS' EQUITY
      ------------------------------------

Current Liabilities:
      Accounts payable and accrued expenses                        $94,600           $93,600
      Payable to AWP                                               150,500                 -

      Current maturities of long-term debt                          44,400                 -
                                                                ----------        ----------
      Total current liabilities                                    289,500            93,600

Long-Term Debt, less current maturities:

      Unconsolidated entity                                      7,154,500         7,154,500
      Other                                                              -            44,400



Deferred Income Taxes                                                    -           200,000


Deferred Profit                                                    488,500           488,500


Other Liabilities, payable to unconsolidated entities                    -             3,400


Commitments and Contingencies (Notes 1, 3 and 8)

Stockholders' Equity:
      Preferred stock, $1.00 par value; 3,000,000 shares
      authorized; none issued and outstanding                            -                 -

      Common stock, $.001 par value; 15,000,000 shares
      authorized; 10,484,000 shares issued and outstanding          10,500            10,500

      Additional paid-in capital                                 3,537,000         3,537,000
      Accumulated deficit                                       (2,521,200)       (2,289,600)
                                                                ----------        ----------
      Total stockholders' equity                                 1,026,300         1,257,900
                                                                ----------        ----------

Total Liabilities and Stockholders' Equity                      $8,958,800        $9,242,300
                                                                ==========        ==========



                See accompanying notes to financial statements.

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                            For the Years Ended December 31,
                                                            1995          1994          1993

Revenues:
       Management and administrative fees from          $245,400      $244,600      $253,400
       unconsolidated entities
       Equity in earnings of AWP                          11,000        10,800        16,900
       Interest                                          512,100       555,300       594,800
                                                      ----------    ----------    ----------
                                                         768,500       810,700       865,100

Expenses:
       General and administrative                        450,600       429,100       383,200
       Interest                                          503,900       549,600       585,000
       Equity in losses of APL                            23,000        26,000        13,000


       Impairment of investment in HILP                      300           300           300

       Loss on related party receivables                 147,300        53,700           600

       Administrative fee                                 75,000        75,000        75,000
                                                      ----------    ----------    ----------

                                                       1,200,100     1,133,700     1,057,100

Loss Before Income Taxes                                (431,600)     (323,000)     (192,000)

Deferred Income Tax Benefit                              200,000        87,000        43,000
                                                      ----------    ----------    ----------

Net Loss                                               $(231,600)    $(236,000)    $(149,000)
                                                      ==========    ==========    ==========

Net Loss Per Common Share                              $    (.02)    $    (.02)    $    (.01)
                                                      ==========    ==========    ==========
Weighted Average Number of Common
Shares Outstanding                                    10,484,000    10,484,000    10,484,000
                                                      ==========    ==========    ==========







                See accompanying notes to financial statements.

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
             FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993



                                  Common                    Additional
                                  Stock                      Paid-in                Accumulated
                                  Shares        Amount       Capital         Deficit           Total

Balances, January 1, 1993       $10,484,000     $10,500     $3,537,000     $(1,904,600)     $1,642,900

      Net loss                            -           -              -        (149,000)       (149,000)
                                -----------     -------     ----------     -----------      ----------

Balances, December 31, 1993      10,484,000      10,500      3,537,000      (2,053,600)      1,493,900

      Net loss                            -           -              -        (236,000)       (236,000)
                                -----------     -------     ----------     -----------      ----------

Balances, December 31, 1994      10,484,000      10,500      3,537,000      (2,289,600)      1,257,900

      Net loss                            -           -              -        (231,600)       (231,600)
                                -----------     -------     ----------     -----------      ----------

Balances, December 31, 1995     $10,484,000     $10,500     $3,537,000     $(2,521,200)     $1,026,300
                                ===========     =======     ==========     ===========      ==========




                See accompanying notes to financial statements.

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                                       For the Years Ended December 31,
                                                                         1995        1994        1993

Cash Flows from Operating Activities:
       Net loss                                                     $(231,600)  $(236,000)  $(149,000)
       Adjustments to reconcile net loss to net cash
       used in operating activities:


       Depreciation                                                     6,400       6,300       8,700
       Equity in losses (earnings) of unconsolidated                   12,000      15,200      (3,900)
       entities, net

       Impairment of investment in HILP                                   300         300         300

       Provision for loss on related party receivables                147,300      53,700         600
       Deferred income tax benefit                                   (200,000)    (87,000)    (43,000)
       Changes in operating assets and liabilities:
       Decrease (increase) in:
       Accrued interest receivable - officer and director             (12,100)    (15,300)    (13,100)
       Other assets                                                     5,600     (23,200)     31,900
       Receivables from unconsolidated entities                        (3,600)     49,600      15,500
       Increase (decrease) in:
       Accounts payable and accrued expenses                            1,000      37,300     (27,600)
       Other                                                           (3,400)          -       3,100
                                                                     --------    --------    --------
       Net cash used in operating activities                         (278,100)   (199,100)   (176,500)
                                                                     --------    --------    --------

Cash Flows from Investing Activities:
       Cash advances to officer and director                         (135,200)    (38,400)          -

       Cash advances to unconsolidated entities                             -        (700)     (4,500)

       Collection of advances from unconsolidated entities            299,000     374,900      10,000

       Cash advance for land option                                         -           -     (35,000)

       Investment in unconsolidated entities                             (300)    (50,300)       (400)
       Purchase of equipment                                           (7,800)    (11,300)    (10,600)
                                                                     --------    --------    --------
       Net cash provided by (used in) investing activities            155,700     274,200     (40,500)
                                                                     --------    --------    --------

Cash Flows from Financing Activities:
       Advance from related party                                     150,500         -           -
       Payments under land option contract                                -       (88,400)    (27,700)
       Principal payments on long-term debt                               -       (10,600)     (4,800)
                                                                     --------    --------    --------
       Net cash provided by (used in) financing activities            150,500     (99,000)    (32,500)
                                                                     --------    --------    --------

Net Increase (Decrease) in Cash and Equivalents                        28,100     (23,900)   (249,500)


Cash and Equivalents, beginning of year                                10,600      34,500     284,000
                                                                     --------    --------    --------

Cash and Equivalents, end of year                                     $38,700     $10,600     $34,500
                                                                     ========    ========    ========


Supplemental Disclosure of Cash Flow Information -
       Cash paid for:
       Interest                                                        $3,900     $11,000      $3,600
                                                                     ========    ========    ========

       Income taxes                                                  $    -      $    -      $    -
                                                                     ========    ========    ========

Supplemental Disclosure of Noncash Investing
and Financing Activities -
       Obligation under land option contract                         $    -      $160,600    $    -
                                                                     ========    ========    ========



                See accompanying notes to financial statements.

                         INDEPENDENT AUDITOR'S REPORT



To the Partners
Homefree Investors L.P.
Denver, Colorado


We have audited the accompanying balance sheets of Homefree Investors L.P. (a Massachusetts limited partnership) as of December 31, 1995 and 1994, and the related statements of operations, partners' capital (deficit) and cash flows for the years ended December 31, 1995, 1994, and 1993. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Homefree Investors L.P. as of December 31, 1995 and 1994, and the results of its operations and cash flows for the years ended December 31, 1995, 1994, and 1993 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As discussed in Note 1 to the financial statements, the Partnership has suffered losses from inception, and anticipates the need for additional cash to fund operations. These conditions raise substantial doubt about the ability of the Partnership to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Hein + Associates LLP


Denver, Colorado
June 12, 1996

                            HOMEFREE INVESTORS L.P.

                                BALANCE SHEETS


                                                                                           December 31,
                                                                                        1995        1994

        ASSET
        -----

Current Asset, receivable from Homefree Village Resorts, Inc.                         $150,500    $    -
                                                                                      ========    ========




        LIABILITIES AND PARTNERS' DEFICIT
        ---------------------------------

Current Liabilities:
      Payable to HGP                                                                  $674,000    $599,000
      Payable to AWP                                                                   150,500    $    -
                                                                                      ========    ========
      Total current liabilities                                                        824,500     599,000


Commitment (Note 8)


Partners' Deficit                                                                     (674,000)   (599,000)
                                                                                      --------    --------


Total Liabilities and Partners' Deficit                                               $150,500    $    -
                                                                                      ========    ========



                See accompanying notes to financial statements.

                            HOMEFREE INVESTORS L.P.

                           STATEMENTS OF OPERATIONS


                                                                   Years Ended December 31,
                                                        1995                 1994                 1993
Revenue                                                  -                    -               $    -
                                                    -----------          -----------          -----------
Expenses:

      Administrative fee                                 75,000               75,000               75,000

      Amortization of organization costs                 _                    _                    11,100
                                                    -----------          -----------
      General and administrative                            300                  300                  400
                                                    -----------          -----------          -----------

Net Loss                                            $   (75,300)         $   (75,300)         $   (86,500)
                                                    ===========          ===========          ===========

Net Loss Per Limited Partnership Interest           $      (.01)         $      (.01)         $      (.01)
                                                    ===========          ===========          ===========

Weighted Average Limited Partnership                 10,484,000           10,484,000           10,484,000
Interests Outstanding                               ===========          ===========          ===========




                See accompanying notes to financial statements.

                            HOMEFREE INVESTORS L.P.

                   STATEMENTS OF PARTNERS' CAPITAL (DEFICIT)
             FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993




                                                          General                Limited                 Total
                                                          Partner*              Partners              -----------
                                                         ----------            -----------
Balances, January 1, 1993                                 $218,200              $(656,100)             $(437,900)

    Partner's capital contributions                            400                   -                       400
    Net loss                                                (1,700)               (84,800)               (86,500)
                                                          --------              ---------              ---------

Balances, December 31, 1993                                216,900               (740,900)              (524,000)

    Partner's capital contributions                            300                   -                       300
    Net loss                                                (1,500)               (73,800)               (75,300)
                                                          --------              ---------              ---------

Balances, December 31, 1994                                215,700               (814,700)              (599,000)

    Partner's capital contributions                            300                   -                       300
    Net loss                                                (1,500)               (73,800)               (75,300)
                                                          --------              ---------              ---------

Balances, December 31, 1995                               $214,500              $ (88,500)             $(674,000)
                                                          ========              =========              =========



* The General Partner's capital account is eliminated for purposes of the combined financial statements.



                See accompanying notes to financial statements.

                            HOMEFREE INVESTORS L.P.

                            STATEMENTS OF CASH FLOWS


                                                                         FOR THE YEARS ENDED
                                                                             DECEMBER 31,
                                                                   1995           1994        1993

Cash Flows from Operating Activities:
       Net loss                                                 $ (75,300)      $(75,300)   $(86,500)
       Adjustments to reconcile net loss to net
       cash used in operating activities:
       Amortization                                                  -              -         11,100
       Increase in:
       Receivable from Homefree Village Resorts, Inc.            (150,500)          -           -
       Payable to HGP                                              75,000         75,000      75,000
       Payable to AWP                                             150,500           -           -
                                                                 --------       --------     -------
       Net cash used in operating activities                         (300)          (300)       (400)

Cash Flows from Investing Activities                                 -              -           -

Cash Flows from Financing Activities -
       Capital contributions by general partner                       300            300         400
                                                                 --------       --------     -------
Net Change in Cash                                                   -              -           -

Cash, beginning of year                                              -              -           -

Cash, end of year                                               $    _          $   -       $   -
                                                                =========      =========    ========



                See accompanying notes to financial statements.

Organization and Nature of Operations:
-------------------------------------

Nature of Operations - The Company is engaged primarily in the development and
--------------------
operation of adult recreational communities containing rental sites for manufactured homes and recreational homes. The Company has interests in such communities through Aristek Properties, Ltd., and Aristek Western Properties Limited Partnership, in which the Company is the general partner. The Company's objectives are to create and participate, through such partnerships, in the cash flow from these communities and share in appreciation in the value of such properties. The Company also receives income from development, management, and administrative services.

Paired Shares - Effective May 2, 1988, Homefree Village Resorts, Inc. and
-------------
subsidiaries (the Company) and Homefree Investors L.P. (the Partnership), entered into a Pairing Agreement (the Agreement) which provided for the pairing of assignee limited partnership interests of the Partnership with shares of common stock of the Company. Subsequently, the Company funded a distribution of one assignee limited partnership interest of the Partnership for each share of common stock of the Company.

The shares of the Company's common stock, par value of $.001 per share, and the assignee limited partnership interests, par value of $.001 per unit, are "paired" on a one-for-one basis and may only be transferred in units (Paired Shares) consisting of one share of common stock and one limited partnership interest.

Continuing Operations - The accompanying financial statements have been prepared
---------------------
on a going concern basis which contemplates the realization of assets and liquidation of liabilities in the ordinary course of business. The Company has experienced a significant decrease in revenues over the last several years due to cash flow difficulties experienced by Aristek Properties Limited (APL), an investment of the Company of which it is also general partner (see Note 3). APL has been unable to pay its management fee to the Company; as a result, the Company ceased accruing management fee revenues due from APL. The Company also has extended loans to help finance APL's operations, which has severely impacted the Company's liquidity. During 1994, the Company restructured debt arrangements with APL which provides that all of APL's available cash flow will be utilized to repay advances to the Company (see Note 8). As of December 31, 1995, the Company has a significant net receivable due from APL and is obligated to purchase the limited partners' interests in APL at a future date for a minimum of $530,000. Recovery of the Company's net receivable from and investment in APL is dependent upon further development of APL's underlying properties and for APL to ultimately achieve profitable operations or the sale of APL at a price in excess of its liabilities and partners investments.

These conditions raise substantial doubt about the ability of the Company to continue as a going concern. The accompanying financial statements do not include any adjustments which might result from the outcome of this uncertainty.

Management has also taken action in recent years to reduce costs, including staff reductions, relocation of the corporate offices, and contracting out its accounting and administrative support functions. In addition, the principal operating property of APL, Monte Vista I Joint Venture (Monte Vista), recently obtained an additional $525,000 in bank financing, and deferred the due date on its total bank debt of $5,015,000 until

December 1998. Management believes that these actions will enable the Company to continue as a going concern.

Combined and Consolidated Financial Statements - The accompanying consolidated
----------------------------------------------
financial statements include the Company and its majority-owned subsidiaries. The combined financial statements include the accounts of the Partnership and the Company. All material intercompany balances and transactions have been eliminated. The Company's majority-owned subsidiaries are Resortparks of America, Inc. (RPA), which is 100% owned, and Homefree General Partners (HGP), which is 90% owned. The minority interest in HGP is not material.

Summary of Significant Accounting Policies:
------------------------------------------

Property and Equipment - Property and equipment is recorded at cost.
----------------------
Depreciation is provided utilizing accelerated methods over the estimated useful lives of the related assets.

Investments in Unconsolidated Entities - Investments in unconsolidated entities,
--------------------------------------
which are all less than 20% owned, are accounted for by the equity method because of the significance of the Company's influence as general partner over operating and financial policies of its investees.

Impairment of Notes Receivable - Effective January 1, 1995, the Company adopted
------------------------------
Statement of Financial Accounting Standards No. 114, as amended (FAS 114). Under FAS 114, the Company evaluated the notes receivable from APL (see Note 8) for impairment based upon the estimated fair value of the APL's assets, net of bank debt and other liabilities. No impairment was recognized since the estimated fair value of APL's net assets is in excess of the Company's net investment in this loan.

Income Taxes - The Company accounts for income taxes under the liability method
------------
of SFAS No. 109, whereby current and deferred tax assets and liabilities are determined based on tax rates and laws enacted as of the balance sheet date.
The deferred tax benefit represents the net change in the deferred tax asset and liability accounts.

No provision for Federal and state income taxes or related benefits has been made for the Partnership since the Partnership's taxable income or loss is required to be reported in the income tax returns of the partners. The provision for income taxes will not bear a normal relationship to pre-tax operating results on a combined basis, since no provision for income taxes has been made for the Partnership.

Loss Per Share - The computation of net loss per share is based on the weighted
--------------
average number of shares of common stock and equivalent paired shares outstanding during the respective years. The effect of outstanding stock options on the computation of net loss per share is antidilutive for all periods presented.

Cash and Equivalents - For purposes of the Statements of Cash Flows, the Company
--------------------
and the Partnership consider cash and equivalents to include all highly liquid debt instruments purchased with an original maturity of three months or less.

Accounting Estimates - The preparation of financial statements in conformity
--------------------
with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. The actual results could differ from those estimates.

The Company's financial statements are based on a number of significant estimates including the realizability of the Company's investments and receivables due from unconsolidated entities, and the realizability of land option costs.

Reclassifications - Certain reclassifications have been made to the 1994 and
-----------------
1993 financial statements to conform to the presentation in 1995. The reclassifications had no effect on the net loss for 1994 and 1993.

   Investments in Unconsolidated Entities:
   --------------------------------------

APL was formed in 1976 and the Company is the sole general partner with a 1% general partner interest and a 2.3% limited partner interest. As general partner of APL, the Company has a 30% residual interest which entitles it to receive 30% of all excess cash flow from operations and net proceeds from the refinancing or sale of properties. APL's principal asset was a 60% joint venture interest in the Monte Vista I Joint Venture ("MVIJV"). Aristek Western Properties Limited Partnership ("AWP") owned the remaining 40% joint venture interest until December 1993 when APL increased its ownership to 99% and the Company acquired the remaining 1% interest. MVIJV owns an adult recreational community containing 832 sites for recreational homes. Due to APL's controlling interest, the accounts of MVIJV are consolidated in APL's financial statements.

As summarized in Notes 5 and 8, the Company has entered into significant transactions with APL, resulting in $8.6 million of net receivables and $7.2 million of long-term debt at December 31, 1995. Due to significant uncertainties about the collectibility of the net receivables from APL, effective January 1, 1992, the Company suspended recording management fees and interest income which accrues on the principal balance of notes receivable in excess of the principal balance of the note payable to APL. Accordingly, all cash receipts from APL are treated as a reduction in the principal balance due on the notes receivable. As of December 31, 1995, APL owed the Company an additional $1.9 million, which represents the net amount of such items which are not recorded in the accompanying financial statements.

Effective June 30, 1994, the partners of APL consented to a restructuring of the intercompany loans whereby all of APL's excess cash flow will be utilized to repay outstanding advances. The interest rate was reduced from 8.1% to 7%, and the maturity date was extended to June 30, 1998. The parties to the intercompany loans agreed to provide set-off rights in the event of a default with respect to either the restructured notes or the underlying debt of MVIJV. APL also agreed to pay additional interest equal to 75% of the net proceeds from a refinancing or sale of the Monte Vista property, after repayment of all liabilities. In connection with the restructuring, the holders of 26.5 limited partner units of APL agreed to provide the Company with an option to purchase their units for a minimum purchase price of $20,000 per unit or a total of approximately $530,000. Based on an appraisal of the Monte Vista property which is required to be prepared at the date the Company exercises its option, the Company may be required to pay a higher price per unit. The Company is required to exercise its option between January 1, 1997 and November 30, 1998. No gain or loss was recognized on this restructuring transaction.

Condensed balance sheets and operating statements of APL are presented below (in thousands).


                                Balance Sheets
                                --------------
                                                    December 31,
                                                    ------------
                                             1995       1994       1993
Assets:
      Properties, net of depreciation      $ 6,355    $ 6,596    $ 6,817
      Receivables from the Company:
      Notes                                  7,154      7,154      7,154
      Accrued interest                         764        256      1,325
      Cash and temporary cash investments      665        833        490
      Other assets                             304        320        833
                                           -------    -------    -------
                                           $15,242    $15,159    $16,619
                                           =======    =======    =======

Liabilities and Partners' Deficit:
    Mortgage payable                       $ 5,015    $ 4,493    $ 4,050
    Payable to the Company:
     Notes                                  11,208     11,208     10,144
     Accrued interest                          694        198      2,297
    Management and administrative fees         361        226        100
    Other liabilities                        1,542      1,490      1,290
    Partners' deficit                       (3,578)    (2,456)    (1,262)
                                           -------    -------    -------
                                           $15,242    $15,159    $16,619
                                           =======    =======    =======


                           Statements of Operations
                           ------------------------
Revenues:
      Rentals and other operating income            $ 2,045    $ 1,905    $ 1,836
      Interest and other income                         533        575        723
                                                    -------    -------    -------
      Total                                           2,578      2,480      2,559

      Expenses:
      Operating                                      (1,973)    (1,954)    (1,847)
      Interest                                       (1,325     (1,310)    (1,422)
      Depreciation and amortization                    (402)      (410)      (406)
      Minority interest                                  -           -        352
                                                    -------    -------    -------
Net Loss                                            $(1,122)   $(1,194)    $ (764)
                                                    =======    =======    =======


Presented below is a reconciliation of APL's net loss to the Company's equity in the losses of APL:


                                                       Years Ended December 31,
                                                       -----------------------
                                                      1995       1994       1993
Net Loss of APL                                     $(1,122)   $(1,194)   $  (764)

Adjustments to remove net expenses of APL which
 are not recorded as income by the Company:
      Interest expense                                  795        815        835
      Interest income                                  (508)      (547)      (588)
      Administrative fees                                95         95         95
      Management fees                                    41         42         28
                                                    -------    -------    -------

Adjusted Loss                                       $  (699)   $  (789)   $  (394)
                                                    =======    =======    =======

Equity in Loss Based on 3.3% Ownership Interest     $   (23)   $   (26)   $   (13)
                                                    =======    =======    =======


The Company also owns a 2.6% interest in AWP and is the general partner. AWP is a limited partnership with investments in real estate. Until 1994, the Company owned a 2.0% general partner interest in Grandview Club Ltd. (Grandview Club). The primary property held by Grandview Club was foreclosed on by a bank in 1991 and the partnership's affairs were concluded in 1994 when all remaining assets were liquidated.

   Income Taxes:
   ------------

Deferred income taxes relate exclusively to long-term assets and liabilities and consist of the following as of December 31, 1995 and 1994:

                                                  1995            1994
Deferred tax assets (liabilities):
     Notes receivable - installment sales       $(509,000)      $(509,000)
     Partnership basis differences                 38,000        (133,000)
     Receivable reserves                          485,000         547,000
     Net operating loss carryforwards             198,000          65,000
     Other                                         14,000           7,000
                                                ---------       ---------
        Net                                       226,000         (23,000)

Valuation allowance related to deferred          (226,000)       (177,000)
 tax assets                                     ---------       ---------

                                               $       -        $(200,000)
                                               ==========       =========

For income tax reporting purposes, the Company and RPA file a consolidated return. The composition of the income tax benefit for the years ended December 31, 1995, 1994, and 1993 is as follows:

                                      1995         1994        1993
     Current                          $   -        $  -        $  -
     Deferred:
     Federal                          183,800      80,000      40,000
     State                             16,200       7,000       3,000
                                     --------     -------     -------

     Total                           $200,000     $87,000     $43,000
                                     ========     =======     =======

Following is a reconciliation of the Company's effective tax rate on the consolidated loss to the statutory U.S. Federal income tax rate for the years ended December 31, 1995, 1994, and 1993:

                                                1995     1994     1993

Statutory rate                                   (34)     (34)     (34)
State taxes, net of Federal benefit               (3)      (3)      (3)
Graduated tax rates                                -        -        3
Change in valuation allowance                    (12)      10       12
                                                ----     ----     ----

     Effective tax rate                          (49)     (27)     (22)
                                                ====     ====     ====

As of December 31, 1995, the Company and RPA had a tax net operating loss carryforward of approximately $500,000. This loss carryforward will expire in 2009 and 2010 if not previously utilized to offset taxable income of the Company and RPA.

During 1993 and 1994, the Company provided a valuation allowance for a portion of the Company's deferred tax assets since the treatment of certain items reported on the Company's income tax returns was uncertain. During 1995, the Internal Revenue Service completed an examination of the Company's Federal income tax returns for 1992 through 1994 and it became apparent that the items were properly reported. Accordingly, a portion of the valuation allowance provided in prior years was reversed in 1995. The valuation allowance also increased due to 1995 losses.

    Long-Term Debt:
    --------------

Long-term debt consists of the following:

                                                                                     December 31,
                                                                                     --------------
                                                                               1995              1994
                                                                               ----              -----

 Restructured note payable - APL, interest at 7%, due June 1998.              $7,154,500       $7,154,500


 Contract payable for purchase of land, interest imputed at 12%, due July         44,400           44,400
 1997.                                                                        ----------       ----------

 Total                                                                         7,198,900        7,198,900

 Less current maturities                                                         (44,400)               -
                                                                              ----------       ----------
                                                                              $7,154,500       $7,198,900
                                                                              ==========       ==========

The scheduled annual principal reductions of long-term debt are as follows:

Year Ending December 31,
------------------------
1996                                                           $44,400
1998                                                         7,154,500
                                                             ---------

Total                                                       $7,198,900
                                                            ==========

Stock Incentive Plans:
---------------------

The Company has a stock option plan which enables officers and employees of the Company to purchase shares of common stock at its fair market value on the date of the grant. The Company has reserved a total of 1,250,000 shares for options which may be granted under the plan. Options may be exercised for a maximum term of ten years after the date of grant. At December 31, 1995, all options previously granted under the Plan had expired.

The Company also has a stock appreciation rights plan, whereby up to 250,000 rights may be awarded to certain directors, officers and employees. The plan entitles the holder of the rights to receive upon redemption, the increase, if any, of the market value of the Company's common stock at the redemption date over the market value at date of grant. Each right has a maximum term of ten years after the date of grant. One right is deemed the equivalent of one share of common stock. No rights have been granted as of December 31, 1995.


Land Option Costs:
-----------------

In October 1993, the Company entered into an option agreement for the purchase of a parcel of land which is adjacent to property owned by APL. Under the option agreement, the Company paid $38,200 for the option and agreed to loan an additional $125,000 to the seller. The option was originally exercisable until April 1, 1995 through the payment of an additional $46,800 and the application of the $125,000 loan to the purchase price. During 1996, the parties agreed to extend the exercise period through July 1, 1997.

At December 31, 1995 and 1994, the Company recorded the total payments required to purchase the land as land option costs in the accompanying balance sheets. The required payments were discounted at 12% to arrive at a total cost for the land of $195,600.

Related-Party Transactions:
--------------------------

Receivables from unconsolidated entities consist of the following:

                                                       December 31,
                                                       -------------
                                                       1995             1994
                                                       ----             ----

     Restructured notes receivable from APL, 7%,   $ 9,602,100      $ 9,901,100
     due June 1998
     Less allowance for doubtful accounts           (1,000,000)      (1,000,000)
                                                   -----------      -----------
     Net                                             8,602,100        8,901,100

     Other receivables, unsecured:
     Advances to AWP                                     6,400            3,600
     Advances to Monte Vista                            11,700           10,900
                                                   -----------      -----------
     Total                                         $ 8,620,200      $ 8,915,600
                                                   ===========      ===========

                      HOMEFREE VILLAGE RESORTS, INC. AND
                   SUBSIDIARIES AND HOMEFREE INVESTORS L.P.

                         NOTES TO FINANCIAL STATEMENTS


In 1990, the Company entered into two separate like-kind exchange transactions with APL. In one transaction, the Company conveyed land to APL in return for cash and a note receivable for $3,317,800. The Company has deferred the gain of $488,500 on this transaction until sufficient cash payments are received by the Company on the note to qualify the transaction as a sale. In the second transaction, APL conveyed land to the Company in return for cash and a note payable of $7,154,500 (see Note 5). Also, in connection with this second transaction, the Company advanced (by delivering a certificate of deposit) $5,300,000 in the form of a note receivable to APL to enable APL to pay off bank debt it had on this property. The Company also made advances to APL to enable it to finance its operating needs.

The collection of notes receivable and advances from APL is dependent upon future events, including the ability of Monte Vista to develop certain additional land in a manner which will provide APL with a return of its capital after the repayment of loans made to Monte Vista. At December 31, 1990, management provided an allowance of $1,400,000 and $900,000 against these notes receivable and advances, respectively, due to the uncertainty of the successful outcome of this development project. In 1991, because of reservations regarding the ability of APL to continue operations with its existing debt level, $1,300,000 of the obligation from APL was forgiven by the Company with a corresponding reduction in the allowance previously provided.

Receivable from Officer and Administrative Fees - Pursuant to the Homefree
-----------------------------------------------
Investors Limited Partnership Agreement, the Partnership is liable to pay an annual administrative fee of $75,000 per year to HGP, which in turn pays this fee to a general partner of HGP, which is an entity owned 100% by the president of the Company. Such administrative fee is not payable until the earlier of the date that, in the opinion of the general partners, the Partnership has sufficient cash to pay the fee without jeopardizing the Partnership or the Company, or upon liquidation of the Partnership. This fee is included in the Partnership's financial statements and is also reflected as an expense in the Company's financial statements since the Company is a general partner of the Partnership and, as such, may ultimately be required to fund the obligations of the Partnership.

Over the past several years, the Company has made a series of cash advances to, and on behalf of, the Company's president. These advances are evidenced by formal notes which bear interest at approximately 3.8% as of December 31, 1995. The following is a summary of activity during the years ended December 31, 1995, 1994, and 1993:

                                          1995        1994        1993

Notes receivable, beginning of year    $ 520,900   $ 392,200   $ 316,600
    Cash advances                        210,200     113,400      62,500
    Accrued interest                      12,100      15,300      13,100
    Deemed repayment                    (433,200)          -           -
                                       ---------   ---------   ---------
Notes receivable, end of year            310,000     520,900     392,200
    Less allowance for bad debts        (310,000)   (520,900)   (392,200)
                                       ---------   ---------   ---------
                                       $  -        $   -       $  -
                                       =========   =========   =========

The president has always intended to repay the notes from the annual administrative fee discussed above. Accordingly, since the Company will ultimately be required to fund the administrative fee in order to collect the receivables, for financial reporting purposes the initial $75,000 of cash advances and/or accrued interest in each year has been recorded as the Company's funding of the administrative fee. For cash advances and accrued interest in excess of $75,000 per year, the Company recognized a loss due to substantial uncertainty regarding the collectibility of such amounts.

During 1995, a total of $433,200 was designated for the deemed payment of administrative fees and related repayment of notes receivable with no effect on the Company's cash flows. For financial reporting purposes, the deemed repayment of notes receivable from the president represents a write-off of receivables which had been fully provided for through a related allowance for bad debts. Without regard to the deemed repayment, through December 31, 1995, the Company has recognized cumulative losses (including the $75,000 annual provision for the administrative fee) on the notes receivable of $743,200 compared to cumulative administrative fees of $674,000. Accordingly, the Company's financial statements include recognition of $69,200 of expenses in excess of the cumulative contractual amount of the administrative fee.

Revenues - The Company and its corporate subsidiaries serve as a real estate
--------
advisor, developer, manager and marketing agent and perform certain administrative functions for related entities. The Company's principal sources of revenue are fees, commissions and cash flow participation from properties under its supervision (see Note 3).


Financial Instruments:
---------------------

Statement of Financial Accounting Standards No. 107 requires all entities to disclose the fair value of certain financial instruments in their financial statements. Accordingly, at December 31, 1995, management's best estimate is that the carrying amount of cash and equivalents, contract payable, and accounts payable and accrued expenses approximates fair value due to the short maturity of these instruments. For the Company's investment and receivables due from APL and AWP, management believes that fair value is approximately equal to the carrying value as of December 31, 1995.


Significant Concentrations:
--------------------------

The Company has an investment of $18,100, receivables of $8,613,800, and long-term debt of $7,154,500 which is payable to APL and its subsidiary. Due to the Company's current general and limited partner interests in APL and the commitment described in Note 3 to purchase an additional 26.5 limited partner units, the Company has a substantial concentration of its net assets which are dependent upon the future success of APL.

Substantially all of the Company's receivables, investments in partnerships, and land option costs relate to properties which are located in the Phoenix, Arizona metropolitan area. This concentration may impact the Company's ability, either positively or negatively, to realize the carrying value of these assets.

The Company earns substantially all of its management and administrative fees from APL and Aristek Western Properties Limited Partnership.


Impact of Recently Issued Accounting Standards:
----------------------------------------------

In March 1995, the Financial Accounting Standards Board issued a new Statement titled "Accounting for Impairment of Long-Lived Assets." This new standard is effective for years beginning after December 15, 1995 and establishes standards for determining impairment of long-lived assets, such as the Company's land option costs. Although the Company has not performed a detailed analysis of the impact of this new standard on the Company's financial statements, management estimates that the application of the new standard would not have a material impact on the Company's 1995 financial statements. The Company will adopt the new standard in the first quarter of 1996.

                          INDEPENDENT AUDITOR'S REPORT


To the Partners
Aristek Properties, Ltd.
Denver, Colorado



We have audited the accompanying consolidated balance sheets of Aristek Properties, Ltd. (a limited partnership) and its subsidiary as of December 31, 1995 and 1994, and the related consolidated statements of operations, changes in partners' deficit, and cash flows for each of the years in the three-year period ended December 31, 1995. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aristek Properties, Ltd., and its subsidiary as of December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1995, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As discussed in Note 1 to the financial statements, the Partnership has suffered substantial operating losses, and anticipates the need for additional cash to fund operations. These conditions raise substantial doubt about the ability of the Partnership to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



Hein + Associates llp

Denver, Colorado
June 12, 1996

                    ARISTEK PROPERTIES, LTD. AND SUBSIDIARY
                            (A Limited Partnership)

                          CONSOLIDATED BALANCE SHEETS

                                                         December 31,
                                                         -----------
                                                     1995            1994
                                    ASSETS
                                    ------

Operating Properties:
      Land                                            $1,239,381    $1,239,381
      Land improvements                                5,235,140     5,135,346
      Buildings and improvements                       2,716,077     2,712,942
      Furniture and equipment                          1,300,019     1,242,724
                                                       ---------     ---------
      Total operating properties                      10,490,617    10,330,393

      Less accumulated depreciation and
      amortization                                    (5,185,898)   (4,784,278)
                                                      -----------    ---------
      Net operating properties                         5,304,719     5,546,115

Other Assets:
      Cash and equivalents                               664,730       833,236
      Note receivable from General Partner             7,154,529     7,154,529
      Accrued interest receivable - General
      Partner                                            764,000       256,000
      Deferred loan costs, net of                        166,382       219,241
      accumulated amortization
      of $73,405 and $18,270
      Land held for development                        1,050,000     1,050,000
      Rent and other receivables                         103,890        59,568
      Other assets                                        34,033        40,735
                                                          ------        ------

Total Assets                                         $15,242,283   $15,159,424
                                                     ===========   ===========

                       LIABILITIES AND PARTNERS' DEFICIT
                       ---------------------------------
Liabilities:
      Mortgage payable                                $5,015,346    $4,492,913
      Notes payable to General Partner                11,207,870    11,207,870
      Accrued interest payable - General                 694,000       198,000
      Partner
      Accrued management and administrative              360,679       225,876
      fees - General Partner
      Accounts payable and accrued expenses              125,798       144,376
      Unearned rental income                           1,228,124     1,257,384
      Payable to affiliate                               188,433        88,933
                                                         -------        ------
      Total liabilities                               18,820,250    17,615,352

Commitment and Contingency (Note 1)

Partners' Deficit                                     (3,577,967)   (2,455,928)
                                                       ---------     ---------

Total Liabilities and Partners' Deficit              $15,242,283   $15,159,424
                                                     ===========   ===========

       See accompanying notes to these consolidated financial statements.

                    ARISTEK PROPERTIES, LTD. AND SUBSIDIARY
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                         For the Years Ended
                                                                             December 31,
                                                                             -----------
                                                            1995               1994           1993
Operating Revenue:
       Rental income                                       $2,004,648         $1,862,058     $1,797,419
       Other                                                   40,671             43,149         38,928
                                                               ------             ------         ------
                      Total revenue                         2,045,319          1,905,207      1,836,347
                                                            ---------          ---------      ---------

Operating Costs and Expenses:
       Salaries, wages and benefits                           623,131            667,081        601,675
       Maintenance and repairs                                227,252            204,053        235,203
       Utilities                                              260,827            279,916        247,258
       Property taxes                                          69,221             72,092         73,681
       Management and administrative fees - General Partner   191,533            194,853        182,708
       Depreciation                                           401,621            409,884        406,050
       General and administrative                             601,764            536,915        506,517
                                                              -------            -------        -------
                      Total operating costs and expenses    2,375,349          2,364,794      2,253,092
                                                            ---------          ---------      ---------

 Operating Loss                                              (330,030)          (459,587)      (416,745)

Other Income (Expense):
       Interest income:
                 General Partner                              508,000            547,398        587,566
                 Other                                         24,981             27,704        134,935
       Interest expense:
                 General Partner                             (795,000)          (814,806)      (835,493)
                 Other                                       (529,990)          (495,095)      (586,686)
                                                              -------            -------        -------

Loss Before Minority Interest                              (1,122,039)        (1,194,386)    (1,116,423)

Minority Interest Share of MVIJV Loss                          -                  -             352,441
                                                              --                 --             -------

Net Loss                                                  $(1,122,039)       $(1,194,386)     $(763,982)
                                                          ===========        ===========      =========




       See accompanying notes to these consolidated financial statements.

                    ARISTEK PROPERTIES, LTD. AND SUBSIDIARY
                            (A Limited Partnership)

            CONSOLIDATED STATEMENTS OF CHANGES IN PARTNERS' DEFICIT
             FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993


Partners' Deficit, January 1, 1993                             $  (538,572)

       Advances from AWP contributed to capital in                  41,012
       connection with sale of 40% interest in MVIJV, net of
       minority interest in loss of MVIJV
       Net loss                                                   (763,982)
                                                               -----------

Partners' Deficit, December 31, 1993                            (1,261,542)

       Net loss                                                 (1,194,386)
                                                               -----------

Partners' Deficit, December 31, 1994                            (2,455,928)

       Net loss                                                 (1,122,039)
                                                               -----------

Partners' Deficit, December 31, 1995                           $(3,577,967)
                                                               ===========




       See accompanying notes to these consolidated financial statements.

                    ARISTEK PROPERTIES, LTD. AND SUBSIDIARY
                            (A Limited Partnership)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                    For the Years Ended
                                                                                        December 31,
                                                                                        -----------
                                                                        1995                1994             1993

Cash Flows from Operating Activities:
       Net loss                                                        $(1,122,039)        $(1,194,386)     $(763,982)

       Adjustments to reconcile net loss to net
       cash provided by (used in) operating activities:
       Minority interest                                                         -                   -       (352,441)
       Depreciation                                                        401,621             409,884        406,050
       Amortization of deferred loan costs                                  55,137             136,376        141,052
       Changes in operating assets and liabilities:
       Decrease (increase) in:
       Rent and other receivables                                          (44,322)             19,841         37,384
       Accrued interest receivable - General Partner                      (508,000)           (547,398)      (587,566)
       Other                                                               (71,905)              5,954        137,833
       Increase (decrease) in:
       Accounts payable and accrued expenses                               116,225              62,569        144,217
       Accrued interest payable - General Partner                          496,000             675,875        756,077
       Unearned rental income                                               49,346             173,710         96,557
       Payable to affiliate                                                 99,500              79,183              -
                                                                            ------              ------             --
       Net cash provided by (used in) operating activities                (528,437)           (178,392)        15,181
                                                                          --------            --------         ------
Cash Flows from Investing Activities:
       Proceeds from collection of note receivable                              -                   -         46,398
       Land development costs                                                   -                   -        (45,650)
       Capital expenditures for operating properties                     (160,224)           (189,156)       (40,144)
                                                                         --------            --------        -------
       Net cash used in investing activities                             (160,224)           (189,156)       (39,396)
                                                                         --------            --------        -------
Cash Flows from Financing Activities:
       Proceeds from mortgage loans                                       522,043             269,300              -
       Principal payments on mortgage loans                                (1,888)             (7,087)             -
       Principal payments on loans from General Partner                         -             (95,000)       (75,129)
       Proceeds from release of loan escrow deposit                             -             600,000              -
       Payment of deferred loan costs                                           -             (56,811)             -
       Advances from AWP to MVIJV                                               -                   -        393,453
                                                                               --                  --        -------
       Net cash provided by financing activities                          520,155             710,402        318,324
                                                                          -------             -------        -------

Net Increase (Decrease) in Cash and Equivalents                          (168,506)            342,854        294,109

Cash and Equivalents, at beginning of year                                833,236             490,382        196,273
                                                                          -------             -------        -------


Cash and Equivalents, at end of year                                     $664,730            $833,236       $490,382
                                                                         ========            ========       ========

Supplemental Disclosure of Cash Flow
  Information-
        Cash paid for interest                                           $773,853            $560,719       $445,634
                                                                         ========            ========       ========

Supplemental Disclosure of Non-Cash Investing
  and Financing Activities:
        Repayment of note payable in                                     $      -            $      -     $4,250,292
        connection with collection of note receivable
        Payment of deferred loan costs from                                 2,278             180,700              -
        mortgage loan proceeds
        Land conveyed to former partner in                                      -                   -        245,000
        settlement of note payable
        Purchase of AWP interest in MVIJV                                       -                   -          9,750
        Net accrued interest converted to                                       -           2,775,236              -
        note payable to General Partner







       See accompanying notes to these consolidated financial statements.

Organization and Nature of Operations:
-------------------------------------

Organization - Aristek Properties, Ltd. ("the Partnership") is a Colorado
------------
limited partnership formed on June 29, 1976. At December 31, 1995, the sole general partner is Homefree Village Resorts, Inc. (the "General Partner"). In accordance with the terms of the Partnership Agreement, the partnership was extended by the General Partner to December 31, 1998. The Partnership Agreement provides that partnership profit and loss, after adjustment for certain gains earned solely by the General Partner, shall be allocated 1% to the General Partner and 99% to the Limited Partners, in direct proportion to their respective ownership of limited partnership units. Under the terms of the agreement, as amended, distributions may be made to the General Partner based on the adjusted cash flow from operations, sales and refinancing of the Partnership's properties.

Pursuant to the partnership agreement, the General Partner earns an annual administrative fee of $94,750. In addition, the Partnership Agreement provides for additional compensation to the General Partner for certain services rendered and payment of costs and expenses incurred by the General Partner on behalf of the Partnership.

Effective June 30, 1994, the partners of the Partnership consented to a restructuring of the intercompany loans whereby all of the Partnership's excess cash flow will be utilized to repay outstanding debt to the General Partner.
The interest rate was reduced from 8.1% to 7%, and the maturity date was extended to June 30, 1998. The parties to the loans agreed to provide set-off rights in the event of a default with respect to either the restructured notes or the underlying debt of MVIJV. The Partnership also agreed to pay additional interest equal to 75% of the net proceeds from a refinancing or sale of the Monte Vista property, after repayment of all liabilities. In connection with the restructuring, the holders of 26.5 limited partner units of the Partnership agreed to provide the General Partner with an option to purchase their units for a minimum purchase price of $20,000 per unit or a total of approximately $530,000. Based on an appraisal of the Monte Vista property which is required to be prepared at the date the Company exercises its option, the General Partner may be required to pay a higher price per unit. The General Partner is required to exercise its option between January 1, 1997 and November 30, 1998. No gain or loss was recognized on this restructuring transaction. When this option is exercised, there will be a change in control of the Partnership to the General Partner. However, the General Partner does not presently have sufficient liquidity to exercise the option.

Nature of Operations - The Partnership is engaged primarily in the development
--------------------
and operation of an adult recreational community containing 832 rental sites for manufactured homes and recreational homes. This community is located in Mesa, Arizona and offers extensive recreational facilities and social activities designed to appeal to active pre-retirement and retirement age people. The rental operations generally include operating leases which do not extend beyond one year.

Going Concern  - The accompanying financial statements have been prepared on a
--------------
going concern basis which contemplates the realization of assets and liquidation of liabilities in the ordinary course of business. At December 31, 1995, the Partnership has approximately $5 million of debt (net of receivables) payable to the General Partner and a partners' deficit of approximately $3.6 million. The Partnership has experienced operating losses in each of the past three years and the Partnership's operating activities have not generated net cash flow in either of the past two years. Due to the Partnership's lack of liquidity, it was necessary to restructure outstanding debt payable to the General Partner during 1994 and, as a result, the Partnership is required to pay all excess cash flow to the General Partner until maturity of the debt in 1998. However, the General Partner has also experienced financial difficulties over the past several years and is not presently expected to be capable of providing capital to support operations.

These conditions raise substantial doubt about the ability of the Partnership to continue as a going concern. The accompanying financial statements do not include any adjustments which might result from the outcome of this uncertainty.

In addition to financial support from the General Partner, in recent years the Partnership has relied on debt financing from a commercial lender to support operations and the commercial lender has extended the due date until December 1998. However, management believes that the ultimate success of the Partnership is dependent upon the ability to obtain additional funding to develop its 75-acre parcel of land which is adjacent to the Monte Vista property. Management believes the Partnership has financing arrangements in place to allow it to continue in operation through 1997 and efforts are continuing to obtain additional financing to fully develop the project.


Summary of Significant Accounting Policies:
------------------------------------------

Principles of Consolidation  - The financial statements include the accounts of
----------------------------
the Partnership and its affiliate, Monte Vista I Joint Venture (MVIJV). All material intercompany transactions and balances have been eliminated. Through 1993, AWP owned a 40% minority interest in MVIJV. In December 1993, the Partnership acquired 97.5% of AWP's interest and the General Partner acquired the remaining 2.5%. No amounts are reflected in the accompanying financial statements for the General Partner's minority interest since MVIJV incurred losses in each of the past two years and HVR is not funding its share of the losses. The General Partner's share of such losses is approximately $15,000 through December 31, 1995.

Property and Equipment - Property is recorded at the lower of cost or net
----------------------
realizable value. Depreciation is provided using the straight-line method over estimated useful lives, as follows:


                                                       Years
                                                       -----

    Land improvements                                  20
    Buildings and improvements                         25
    Furniture and equipment                             7

The cost of normal maintenance and repairs is charged to operating expenses as incurred. Material expenditures which increase the life of an asset are capitalized and depreciated over the estimated remaining useful life of the asset. The cost of properties sold, or otherwise disposed of, and the related accumulated depreciation or amortization are removed from the accounts, and any gains or losses are reflected in current operations.

Partnership Accounting - All income or loss is allocated to the partners in
----------------------
accordance with the Partnership Agreement. The accompanying financial statements do not include any assets, liabilities or operations attributable to the partners' individual activities and no provision has been made for income taxes (credits), as they are the responsibility of the partners.

Cash Equivalents - For purposes of the statements of cash flows, the Partnership
----------------
considers cash and equivalents to include cash on hand and all highly liquid debt instruments purchased with an original maturity of three months or less.

Deferred Loan Costs - Deferred loan costs were incurred in connection with the
--------------------
origination of the mortgage note discussed in Note 4. These costs are being amortized using the interest method.

Unearned Rental Income - Rental income is typically received in advance for a
----------------------
one year period. The Partnership recognizes rental income ratably over the period for which the payment relates.

Accounting Estimates - The preparation of financial statements in conformity
---------------------
with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. The actual results could differ from those estimates.

The Partnership's financial statements are based on a number of significant estimates including the realizability of net operating properties and land held for development, selection of depreciation methods and estimated useful lives, and the realization of receivables which affects recognition of profit on the sale of real estate.

Impact of Recently Issued Accounting Standards - In March 1995, the Financial
----------------------------------------------
Accounting Standards Board issued a new statement titled "Accounting for Impairment of Long-Lived Assets." This new standard is effective for years beginning after December 15, 1995 and would change the Partnership's method of determining impairment of long-lived assets. Although the Partnership has not performed a detailed analysis of the impact of this new standard on the Partnership's financial statements, the Partnership does not believe that adoption of the new standard will have a material effect on the financial statements.


Note Receivable:
---------------

The note receivable of $7,154,529 at December 31, 1995 is due from the General Partner and bears interest at 7%. Principal and interest are due at the maturity date in June 1998.


Mortgage and Notes Payable:
--------------------------

At December 31, 1995 and 1994, the Partnership has a mortgage note payable with an outstanding principal balance of $5,015,346 and $4,492,913, respectively. This note bears interest at 4% above the published LIBOR rate (total of $9.9% at December 31, 1995) and requires minimum monthly payments at 10%. Payments that exceed the monthly interest rate are applied to principal. The borrower also covenants that, so long as any of the indebtedness remains outstanding, as of May 31 of any given loan year, borrower shall have cash balances in its bank accounts for the trust property that equal the greater of $400,000, or an amount sufficient to cover property operations and debt service during the months of June, July, and August of said loan year. The note is collateralized by operating properties and land held for development.

Notes payable to the General Partner amount to $11,207,870 at December 31, 1995 and 1994. These notes bear interest at 7% and no principal or interest payments are due until the maturity date in June 1998.

Assuming the interest rate in effect under the mortgage note payable does not change after December 31, 1995, the aggregate maturities of debt are as follows:


Year Ending December 31,                           Notes       Mortgage
------------------------                           -----       --------
        1996                                    $     -       $   9,600
        1997                                          -          10,000
        1998                                    11,207,870    4,995,746
                                                ----------    ---------

                                               $11,207,870   $5,015,346
                                               ===========   ==========

Financial Instruments and Concentrations of Credit Risk:
-------------------------------------------------------

At December 31, 1995, the Partnership had cash and money market investments with a single bank which totaled approximately $560,000. The Company has mortgage debt with a single lender and substantially all of the Company's tangible assets are pledged as collateral for this obligation.

At December 31, 1995, the Partnership had a note receivable from the General Partner for $7,154,529 and notes payable to the General Partner for $11,207,870. A right of set-off exists between these instruments but none of the notes are collateralized. Management does not believe it is practicable to estimate the fair value of the payables and receivables from the General Partner due to the financial interest of the General Partner. Management believes that the fair value of the bank debt is equivalent to the carrying value due to the floating interest rate. Management believes that the fair value and carrying value are approximately the same for all other financial instruments due to the relatively short maturities.

                         UNAUDITED FINANCIAL STATEMENTS

                OF THE COMPANY AND THE PARTNERSHIP FOR THE NINE

         MONTH PERIOD ENDING SEPTEMBER 30, 1995 AND SEPTEMBER 30, 1996



See accompanying notes to financial statements

           HOMEFREE VILLAGE RESORTS, INC. AND HOMEFREE INVESTORS L.P.
           ----------------------------------------------------------

                                     INDEX


                                                                           Page
                                                                          Number
                                                                          ------
PART I.     FINANCIAL INFORMATION

       Item 1.  Financial Statements.........................................3

       COMBINED

            Combined Balance Sheets --
             September 30, 1996 and December 31, 1995.........................3

            Combined Statements of Operations --
             Three and Nine Month Periods ended
             September 30, 1996 and 1995......................................5

            Combined Statements of Cash Flows --
             Nine Months ended September 30, 1996 and 1995....................6

       THE COMPANY

            Consolidated Balance Sheets --
             September 30, 1996 and December 31, 1995.........................7

            Consolidated Statements of Operations --
             Three and Nine Month Periods ended
             September 30, 1996 and 1995......................................9

            Consolidated Statements of Cash Flows --
             Nine Months ended September 30, 1996 and 1995...................10

       THE PARTNERSHIP

            Balance Sheets -- September 30, 1996 and
             December 31, 1995...............................................11

            Statements of Operations --
             Three and Nine Month Periods ended
             September 30, 1996 and 1995.....................................12

            Statements of Cash Flows --
             Nine Months ended September 30, 1996 and 1995...................13

Notes to Financial Statements................................................14


See accompanying notes to financial statements

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                -----------------------------------------------
              AND HOMEFREE INVESTORS L.P. (a limited partnership)
              ---------------------------------------------------

                            COMBINED BALANCE SHEETS
                            -----------------------

                                     ASSETS
                                     ------

                                             ----------------------------------
                                               September 30,      December 31,
                                                   1996              1995
                                             -----------------  ---------------
                                                (unaudited)
CURRENT ASSETS:                                $   13,300         $   38,700

Cash and cash equivalents

       Other current assets                         4,700              4,000
                                             -----------------  ---------------

             Total current assets                  18,000             42,700

RECEIVABLES FROM UNCONSOLIDATED ENTITIES, net   8,747,000          8,620,200

INVESTMENTS IN UNCONSOLIDATED ENTITIES             86,500             82,400

PROPERTY AND EQUIPMENT, at cost

       Office furniture and equipment             104,500            102,900

       Vehicles                                    25,000             25,000
                                             -----------------  ---------------
                                                  129,500            127,900

       Accumulated depreciation                  (114,700)          (110,000)
                                             -----------------  ---------------

            Net property and equipment             14,800             17,900
                                             -----------------  ---------------

OTHER ASSETS

       Land option costs                          195,600            195,600
                                             -----------------  ---------------

TOTAL ASSETS                                   $9,061,900         $8,958,800
                                             =================  ===============

See accompanying notes to financial statements

            LIABILITIES, STOCKHOLDERS' EQUITY AND PARTNERS' DEFICIT
            -------------------------------------------------------


                                                                              September 30,           December 31,
                                                                                  1996                    1995
                                                                           ------------------       -----------------
                                                                               (unaudited)

CURRENT LIABILITIES:
Accounts payable and accrued expenses                                           $ 103,800                 $ 94,600

        Payable to unconsolidated entity                                          833,500                  150,500

        Current maturities of long-term debt                                       44,400                   44,400

              Total current liabilities                                           981,700                  289,500

LONG TERM DEBT, less current maturities:

        Unconsolidated entity                                                   7,154,500                7,154,500

        Other                                                                       --                       --

DEFERRED INCOME TAXES                                                               --                       --

DEFERRED PROFIT                                                                   488,500                  488,500

OTHER LIABILITIES, payable to unconsolidated entities                               --                       --
STOCKHOLDERS' EQUITY AND PARTNERS' DEFICIT:
 Preferred stock, $1.00 par value; 3,000,000 shares authorized;
  none issued and outstanding

 Common stock, $.001 par value;                                                    10,500                   10,500
  15,000,000 shares authorized; 10,484,000 shares issued and outstanding

Additional paid-in capital                                                      3,537,000                3,537,000

Accumulated deficit                                                            (2,881,300)              (2,293,100)

Partners' deficit - limited partners                                           (  229,000)              (  228,100)
                                                                           ------------------       -----------------

   Total stockholders' equity and partners' deficit                               437,200                1,026,300
                                                                           ------------------       -----------------

TOTAL LIABILITIES, STOCKHOLDERS' EQUITY AND
PARTNERS' DEFICIT                                                             $ 9,061,900              $ 8,958,000
                                                                           ==================       =================

See accompanying notes to financial statements                                 4

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                -----------------------------------------------
              AND HOMEFREE INVESTORS L.P. (a limited partnership)
              ---------------------------------------------------

                       COMBINED STATEMENTS OF OPERATIONS
                       ---------------------------------


                                               THREE MONTHS ENDED                    NINE MONTHS ENDED
                                       --------------------------------     ----------------------------------
                                          SEPT. 30,         SEPT. 30,         SEPT. 30,           SEPT. 30,
                                            1996              1995              1996                1995
                                       --------------------------------     ----------------------------------
                                                  (unaudited)                          (unaudited)
                                       --------------------------------     ----------------------------------
REVENUES (SUBSTANTIALLY ALL
 FROM RELATED PARTIES):

  Management and administrative
   fees from unconsolidated
   entities                               $  51,200         $  48,300          $ 166,700         $ 161,600

  Equity in earnings of
   unconsolidated entities                    2,600               400              8,000             6,700

  Interest                                  127,700           130,700            383,600           392,500
                                       ---------------   --------------     --------------    --------------
                                          $ 181,500         $ 179,400          $ 558,300           560,800
                                       ---------------   --------------     --------------    --------------
EXPENSES:

General and administrative                  226,400           100,000            742,800           332,900

Interest                                    125,000           125,000            375,000           375,000

Equity in losses of unconsolidated            1,100              (800)             4,000               700
   entities

Loss on related party receivable             (10,400)            --              (30,700)             --

Administrative fee                            18,800           18,800             56,300            56,300
                                       ---------------   --------------     --------------    --------------
                                             360,900          243,000          1,147,400           764,900
                                       ---------------   --------------     --------------    --------------
EARNINGS (LOSSES) BEFORE
INCOME TAX                                $ (179,400)         (63,600)          (589,100)         (204,100)

INCOME TAX                                      --             21,600               --              69,400
                                       ---------------   --------------     --------------    --------------
NET EARNINGS (LOSSES)                     $ (179,400)       $ (42,000)         $(589,100)        $(134,700)
                                       ===============   ==============     ==============    ==============

EARNINGS (LOSS) PER PAIRED
SHARE                                         $( .02)           $(.00)             $(.06)            $(.01)
                                       ===============   ==============     ==============    ==============

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING                 10,484,000       10,484,000         10,484,000        10,484,000
                                       ===============   ==============     ==============    ==============

AS REVISED

See accompanying notes to financial statements                                 5

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                -----------------------------------------------
              AND HOMEFREE INVESTORS L.P. (a limited partnership)
              ---------------------------------------------------

                       COMBINED STATEMENTS OF CASH FLOWS
                       ---------------------------------

                                                                                NINE MONTHS ENDED
                                                                ---------------------------------------------
                                                                      SEPT. 30,                 SEPT. 30,
                                                                        1996                      1995
                                                                ---------------------      ------------------
                                                                     (unaudited)               (unaudited)
                                                                ---------------------      ------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

 Net (losses) earnings                                                $(589,100)                $(134,700)

 Adjustments to reconcile net income (loss) to net cash used in operating activities

 Depreciation and amortization                                            4,700                     4,800

 Provision for loss on related party receivable                        ( 30,700)                     --

 Equity in losses (earnings) of unconsolidated entities,               (  4,100)                 (  6,000)
  net

 Deferred income taxes                                                     --                    ( 69,400)

 Changes in operating assets and liabilities:

 Other assets                                                          (   700)                     5,100

 Accounts payable and accrued expenses                                   9,200                    (16,500)

 Other liabilities                                                        --                         --
                                                                -------------------        ------------------
 Net cash used in operating activities                                (610,700)                  (216,700)
                                                                -------------------        ------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

 Cash advance to officer                                                30,700                   ( 56,700)

 Cash advances to unconsolidated entities                             (294,500)                      --

 Collection of advances from unconsolidated entities                   167,700                    126,800

 Purchase of property, furniture and equipment                        (  1,600)                  (  5,900)
                                                                -------------------        ------------------
 Net cash provided by investing activities                            ( 97,700)                    64,200
                                                                -------------------        ------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

Advance from related party                                             683,000                    150,500
                                                                -------------------        ------------------
NET INCREASE (DECREASE) IN CASH AND CASH
EQUIVALENTS                                                           ( 25,400)                  (  2,000)

CASH AND CASH EQUIVALENTS,
 beginning of period                                                    38,700                     10,600
                                                                -------------------        ------------------
CASH AND CASH EQUIVALENTS, end of period                             $  13,300                   $  8,600
                                                                ===================        ==================

See accompanying notes to financial statements                                 6

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                -----------------------------------------------

                          CONSOLIDATED BALANCE SHEETS
                          ---------------------------


ASSETS                                                    Sept. 30,                 December 31,
------                                                      1996                       1995
                                                    ---------------------      ---------------------
                                                         (unaudited)
CURRENT ASSETS:

 Cash and cash equivalents                                $  13,300                  $  38,700

 Other current assets                                         4,700                      4,000
                                                    ---------------------      ---------------------

    Total current assets                                     18,000                     42,700

RECEIVABLES FROM UNCONSOLIDATED
 ENTITIES, NET                                            8,747,000                  8,620,200

INVESTMENTS IN UNCONSOLIDATED ENTITIES                       86,500                     82,400

PROPERTY AND EQUIPMENT, at cost:

 Office furniture and equipment                            104,500                    102,900

 Vehicles                                                   25,000                     25,000
                                                    ---------------------      ---------------------

                                                           129,500                    127,900

 Accumulated depreciation                                 (114,700)                  (110,000)
                                                    ---------------------      ---------------------

  Net property and equipment                                14,800                     17,900

LAND OPTION COSTS                                          195,600                    195,600
                                                    ---------------------      ---------------------

TOTAL ASSETS                                            $9,061,900                 $8,958,800
                                                    =====================      =====================

See accompanying notes to financial statements                                7

           LIABILITIES AND STOCKHOLDERS' EQUITY AND PARTNERS' DEFICIT
           ----------------------------------------------------------

                                        ------------------------------
                                          September 30,   December 31,
                                               1996           1995
                                        ---------------   ------------
                                           (unaudited)
CURRENT LIABILITIES:
          Accounts payable and accrued
           expenses                         $   103,800    $    94,600
          Payable to unconsolidated
           entity                               833,500        150,500
          Current maturities of
           long-term debt                        44,400         44,400
          Total current liabilities             981,700        289,500
  LONG TERM DEBT, less current
   maturities:                                7,154,500      7,154,500
  Unconsolidated entity
          Other                                      --             --
DEFERRED INCOME TAXES                                --             --
DEFERRED PROFIT                                 488,500        488,500

STOCKHOLDERS' EQUITY:
  Preferred stock, $1.00 par value;
  3,000,000 shares authorized; none
  issued and outstanding

  Common stock, $.001 par
  value; authorized 15,000,000
  shares authorized; issued
  and outstanding 10,484,000                     10,500         10,500


  Additional paid-in capital                  3,537,000      3,537,000


  Accumulated deficit                        (3,110,300)    (2,521,200)
                                        ---------------   ------------

TOTAL STOCKHOLDERS' EQUITY                      437,200      1,026,300
                                        ---------------   ------------

TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY                                      $ 9,061,900    $ 8,958,800
                                        ===============   ============

See accompanying notes to financial statements.

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                -----------------------------------------------

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     -------------------------------------

                                                 THREE MONTHS ENDED                              NINE MONTHS ENDED
                                               SEPT. 30,       SEPT. 30,         SEPT. 30,            SEPT. 30,
                                                 1996            1995              1996                 1995
                                              (unaudited)                       (unaudited)
REVENUES:

     Management and administrative fees      $    51,200      $    48,300      $   166,700         $   161,600
      from unconsolidated entities

     Equity in earnings of                         2,600              400            8,000               6,700
      unconsolidated entities

Interest                                         127,700          130,700          383,600             392,500

                                                 181,500          179,400          558,300             560,800
                                            --------------   --------------    -------------       -------------
EXPENSES:

General and administrative                       227,000           99,900          741,900             332,700

Interest                                         125,000          125,000          375,000             375,000

Equity in losses of unconsolidated
 entities                                          1,100             (800)           4,000                 700

Impairment of investment in HILP                     200              100              900                 200

Loss on related party receivable                ( 10,400)              --         ( 30,700)                 --

Administrative fee                                18,000           18,800           56,300              56,300
                                            --------------   --------------    -------------       -------------
                                                 360,900          243,000        1,147,400             764,900
                                            --------------   --------------    -------------       -------------
EARNINGS (LOSS) BEFORE  INCOME
 TAXES                                          (179,400)        ( 63,600)        (589,100)           (204,100)
                                            --------------   --------------    -------------       -------------
INCOME TAX BENEFIT                                    --           21,600               --              69,400
                                            --------------   --------------    -------------       -------------

NET EARNINGS (LOSS)                          $  (179,400)     $   (42,000)     $  (589,100)        $  (134,700)
                                            ==============   ==============    =============       =============

EARNINGS (LOSS) PER COMMON SHARE                   $(.02)           $(.00)           $(.06)              $(.01)
                                            ==============   ==============    =============       =============

WEIGHTED AVERAGE NUMBER OF COMMON             10,484,000       10,484,000       10,484,000          10,484,000
SHARES OUTSTANDING                          ==============   ==============    =============       =============

AS REVISED

See accompanying notes to financial statements.

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                -----------------------------------------------

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                     -------------------------------------

                                             NINE MONTHS ENDED
                                        -----------------------------------
                                           SEPT. 30,              SEPT. 30,
                                             1996                   1995
                                        ---------------       -------------
                                          (unaudited)            (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:      $(589,100)             $(134,700)
Net earnings/(loss)
Adjustments to reconcile net earnings
     to net cash used in operating
      activities:
     Depreciation and amortization             4,700                  4,800
     Provision for loss on related
      party receivable                      ( 30,700)                    --
     Deferred income taxes                        --               ( 69,400)
     Equity in losses (earnings) of
      unconsolidated entities               (  4,100)              (  6,000)
     Impairment of investment in
      HILP                                       900                    200
     Changes in operating assets
      and liabilities:
         Other assets                        (   700)                 5,100
     Accounts payable and accrued              9,200               ( 16,500)
      expenses
     Income taxes currently payable               --                     --
     Other liabilities                            --                     --
                                          ------------            -----------
     Net cash used in operating             (609,800)              (216,500)
      activities                          ------------            -----------

CASH FLOWS FROM INVESTING ACTIVITIES:

     Cash advances to officer                 30,700               ( 56,700)

     Investment in unconsolidated           (    900)              (    200)
      entities

     Cash advances to                       (294,500)                    --
      unconsolidated entities

     Collection of advances from             167,700                126,800
      unconsolidated entities

     From sale/(acquisition) of             (  1,600)              (  5,900)
      property,  furniture and equipment  ------------            -----------
Net cash provided/(used in) by investing
activities                                  ( 98,600)                64,000
                                          ------------            -----------

CASH FLOWS FROM FINANCING ACTIVITIES:

     Advance from related party              683,000                150,500
                                         -------------            -----------
Net cash provided/(used) by financing
 activities                                  683,000                150,500
                                          ------------            -----------
NET INCREASE/DECREASE IN CASH AND CASH      ( 25,400)               ( 2,000)
EQUIVALENTS
CASH AND CASH EQUIVALENTS,
 beginning of period                          38,700                 10,600
                                          ------------            -----------
CASH AND CASH EQUIVALENTS, END OF PERIOD   $  13,300              $   8,600
                                          ============            ===========

See accompanying notes to financial statements

                            HOMEFREE INVESTORS L.P.
                            -----------------------
                            (a limited partnership)

                                 BALANCE SHEETS
                                 --------------



                                          September 30,   December 31,
                                               1996           1995
                                        ---------------   ------------
                                           (unaudited)
                  ASSETS
                  ------

CURRENT ASSET, Receivable from
     Homefree Village Resorts, Inc.          $  833,500      $ 150,500
                                        ===============   ============

               LIABILITIES
               -----------

CURRENT LIABILTIES:
        Payable to AWP                       $  833,500      $ 150,500
        Payable the HGP                         730,250        674,000
                                             ----------      ---------
           Total Current Liabilities         $1,563,750      $ 824,000

PARTNERS' DEFICIT                              (730,250)      (674,000)

                                        ===============   ============
TOTAL LIABILITIES AND PARTNERS' DEFICIT      $  833,500      $ 150,500
                                        ===============   ============

See accompanying notes to financial statements.

                            HOMEFREE INVESTORS L.P.
                            -----------------------
                            (a limited partnership)

                            STATEMENTS OF OPERATIONS
                            ------------------------


                                THREE     NINE MONTHS ENDED
                               MONTHS
                                ENDED
                           -------------  -----------------------
                              SEPT. 30,    SEPT. 30,    SEPT. 30,    SEPT. 30,
                                1996         1995         1996         1995
                           -------------------------    ----------------------
                             (unaudited)         (unaudited)
REVENUES:

EXPENSE

  - ADMINISTRATION FEE      $    18,750  $    18,750  $    56,250  $    56,250
                          -------------  -----------  -----------  -----------
  -  GENERAL AND
     ADMINISTRATIVE                 200          100          900          200
                          -------------  -----------  -----------  -----------

NET EARNINGS (LOSSES)       $   (18,790) $   (18,690) $   (57,150) $   (56,450)
                          =============  ===========  ===========  ===========
EARNINGS (LOSSES) PER
LIMITED PARTNERSHIP
INTEREST                    $     (.002) $     (.002) $     (.005) $     (.005)
                          =============  ===========  ===========  ===========

WEIGHTED AVERAGE SHARES
OUTSTANDING                  10,484,000   10,484,000   10,484,000   10,484,000
                          =============  ===========  ===========  ===========

See accompanying notes to financial statements

                            HOMEFREE INVESTORS L.P.
                            -----------------------
                            (a limited partnership)

                            STATEMENTS OF CASH FLOWS
                            ------------------------

                                                       NINE MONTHS ENDED
                                                    ------------------------
                                                       SEPT. 30,   SEPT. 30,
                                                         1996         1995
                                                    ------------   ---------
                                                      (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net Loss                                               $(57,150)   $(56,450)
 Adjustments to reconcile net lost to net cash used
 in operating activities:

           Increase in payable to HGP                     56,250      56,250
 Amortization                                                 --          --
                                                    ------------   ---------

 Net cash used in operating activities                   (   900)    (   200)
                                                    ------------   ---------

CASH FLOWS FROM FINANCING ACTIVITIES:

 Capital investment by limited partners                       --          --

 Capital investment by General Partner                       900         200
                                                    ------------   ---------
NET CASH FLOW FROM FINANCING ACTIVITIES                 $    900    $    200

NET INCREASE IN CASH AND CASH EQUIVALENTS                     --          --

CASH AND CASH EQUIVALENTS,                                    --          --
 beginning of period

CASH AND CASH EQUIVALENTS, end of period                $     --    $     --
                                                   =============   =========

See accompanying notes to financial statements

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                -----------------------------------------------
                          AND HOMEFREE INVESTORS L.P.
                          ---------------------------
                            (a limited partnership)

                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                                  (unaudited)

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                -----------------------------------------------
              AND HOMEFREE INVESTORS L.P. (a limited partnership)
              --------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------
                                  (Unaudited)

     A.  COMBINED, CONSOLIDATED AND SEPARATE FINANCIAL STATEMENTS
         --------------------------------------------------------

     Reference is made to Note 2 of the Financial Statements included in the Joint Annual Report on Form 10-K for the year ended December 31, 1995. In the opinion of management of the Company and the Partnership, the accompanying unaudited combined, consolidated and separate financial statements contain all adjustments (consisting only of normal recurring adjustments) necessary to present fairly the financial position as of September 30, 1996, the results of operations and the cash flows for the nine months ended September 30, 1996.

     Certain information and footnote disclosures, normally included in financial statements prepared in accordance with generally accepted accounting principles, have been omitted. It is suggested that the above combined, consolidated and separate financial statements be read in conjunction with the financial statements and notes thereto included in the Company's and the Partnership's Joint Annual Report on Form 10-K for the fiscal year ended December 31, 1995. The results of operations for the nine-month period ended September 30, 1996, are not necessarily indicative of the operating results for the Company and the Partnership for the full year.

     The combined financial statements include the accounts of the Partnership and of the Company and its subsidiaries. All material intercompany balances and transactions have been eliminated.


     B.  PAIRING PLAN
         ------------

     The Assignee Limited Partnership interests in the Partnership ("Partnership Shares") and the shares of Common Stock of the Company are paired on a share-for-share basis. The shares can be transferred and traded only in units ("Paired Shares") consisting of the same number of Partnership Shares and shares of Common Stock of the Company.


     C.  RELATED PARTY TRANSACTIONS
         --------------------------

     The Company holds an interest-bearing note from Craig M. Bollman, Jr., President and Chairman of the Board, in the amount of $279,300 at September 30, 1996. This indebtedness was incurred in connection with personal loans. This note bears interest at the "Applicable Federal rate" which is the lowest rate permitted by the Internal Revenue Service without imputing interest on a transaction. The largest amount outstanding under this note during fiscal 1996 was $310,000. In prior years, a provision for losses was recorded in connection with this note that constituted 100% of the outstanding balance. During 1996, the Company recorded a loss restoration of $30,700 associated with this note inasmuch as partial repayments have been made.

                HOMEFREE VILLAGE RESORTS, INC. AND SUBSIDIARIES
                            HOMEFREE INVESTORS L.P.


                                   EXHIBIT A
                                   ---------


                                                           NINE         NINE
                                  YEAR         YEAR       MONTHS       MONTHS
                                 ENDING       ENDING      ENDING       ENDING
                                12/31/94     12/31/95     9/30/95      9/30/96
                                --------     --------     -------      -------

(a)  SUMMARY FINANCIAL
     INFORMATION

INCOME STATEMENT:

Net Sales & Other Revenue       810,700      768,500      560,800      558,300
Loss Before Extraordinary      (236,000)    (231,600)    (134,700)    (589,100)
Items
Net Loss                       (236,000)    (231,600)    (134,700)    (589,100)

BALANCE SHEET (AT END
OF PERIOD):

Working Capital                 (73,400)    (246,800)      (7,300)    (963,700)
Total Assets                  9,242,300    8,958,800    9,172,000    9,061,900
Shareholders Equity           1,257,900    1,026,300    1,123,200      437,200

PER SHARE:

Loss per Common Share
 Before Extraordinary Items       (0.02)       (0.02)       (0.01)       (0.06)
Extraordinary Items                   0            0            0            0
Net Loss Per Common Share         (0.02)       (0.02)       (0.01)       (0.06)
Net Loss Per Share                (0.02)       (0.02)       (0.01)       (0.06)
On a Fully Diluted Basis          (0.02)       (0.02)       (0.01)       (0.06)

(b)  RATIO OF EARNINGS               N/A          N/A          N/A          N/A
     TO FIXED CHARGES

(c)  BOOK VALUE PER                0.12         0.10         0.11         0.04
     SHARE

                             LETTER OF TRANSMITTAL


                 To Accompany Certificates Representing Shares
           of the Old Common Stock of Homefree Village Resorts, Inc.
              to be Exchanged for Certificates representing Shares
             of New Common Stock or Cash Payments in Lieu of Shares


STOCKHOLDERS: PLEASE READ CAREFULLY THE IMPORTANT INSTRUCTIONS ON THE LAST PAGE OF THIS LETTER OF TRANSMITTAL.


                                                 List of Certificates Enclosed
                                                 and Number of Shares of Old
Name and Address                                 Common Stock Represented
of Registered Owner                              by Each Certificate
-------------------                              -------------------

                                                 Cert. No.    No. Shares
                                                 --------     --- ------







To:  American Securities Transfer & Trust, Inc.
     938 Quail Street
     Suite 101
     Lakewood, CO  80215-5513
     Attention:  Reorganization Department

     Pursuant to the Information Statement dated April __, 1997, of Homefree Village Resorts, Inc. (the "Company") with respect to the one-for-100,000 Reverse Stock Split described therein, enclosed are the above-listed stock certificates, to be exchanged for stock certificates representing shares of New Common Stock or cash payments in lieu of such shares, in accordance with the following.

PART I  STOCKHOLDERS OF RECORD OF LESS THAN 100,000 SHARES OF OLD
                                            ------------------------
        COMMON STOCK, PLEASE COMPLETE THE FOLLOWING, AND DO NOT COMPLETE PART
                                                            ---
        II BELOW:

[_] I, the undersigned stockholder of the Company, holding of record less than 100,000 shares of the Old Common Stock of the Company, hereby surrenders my old stock certificate(s) and the shares of Old Common Stock represented thereby for a cash payment in an amount equivalent to $0.05 per share of Old Common Stock represented by such certificates. (Note: To avoid back-up withholding for federal income tax purposes, you must also enclose a Form W-9 or substitute Form W-9.)



PART II STOCKHOLDERS OF RECORD OF AT LEAST 100,000 SHARES OF OLD
                                  -----------------------
        COMMON STOCK, PLEASE COMPLETE THE FOLLOWING, AND DO NOT COMPLETE PART
                                                            ---
        I ABOVE:

[_] I, the undersigned stockholder of the Company, holding of record at least 100,000 shares of the Old Common Stock of the Company, hereby exchange my old stock certificate(s) for a new certificate representing the shares of New Common Stock into which the shares of Old Common Stock represented by my old stock certificate(s) are converted pursuant to the Reverse Stock Split.


      Please sign below exactly as your name appears on your stock certificate(s). If acting as attorney, executor, trustee, or in other representative capacity, please give full title as such. If stock is held jointly, both owners should sign.


Dated:_______, 1997                           ---------------------------------
                                              (Signature)
                                   Print name:

Dated:_______, 1997                           ----------------------------------
                                              (Signature of joint owner, if any)
                                   Print name:

     STOCKHOLDER:  PLEASE NOTE THE FOLLOWING IMPORTANT INSTRUCTIONS:

 .    ALL STOCK CERTIFICATES SUBMITTED SHOULD BE DULY ENDORSED FOR TRANSFER TO
     THE COMPANY, WITH A MEDALLION SIGNATURE GUARANTY, WHICH MAY BE OBTAINED FROM MOST BANKS AND BROKERAGE FIRMS. DO NOT SEND IN YOUR STOCK CERTIFICATES WITHOUT A MEDALLION SIGNATURE GUARANTY, AS THEY WILL BE RETURNED TO YOU.

 .    TO AVOID BACK-UP WITHHOLDING WITH RESPECT TO ANY CASH PAYMENT IN LIEU OF
     SHARES OF NEW COMMON STOCK, PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED FORM W-9 OR SUBSTITUTE FORM W-9.